UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒                            Filed by a Party other than the Registrant ☐

Check the appropriate box:

☒	Preliminary proxy statement

☐	Confidential, for use of the Commission only (as permitted by Rule 14a-6(e)(2))

☐	Definitive proxy statement

☐	Definitive additional materials

☐	Soliciting material pursuant to §240.14a-12

NEWSTAR FINANCIAL, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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☒	No fee required

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transactions applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

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☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)	Amount previously paid:

(2)	Form, schedule or registration statement no.:

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(4)	Date filed:

Timothy J. Conway

Chairman of the Board

and Chief Executive Officer

[•], 2007

Dear Stockholder:

You are cordially invited to attend a Special Meeting of Stockholders of NewStar Financial, Inc., which will be held on January [•], 2008, at [•] a.m. at the offices of Edwards Angell Palmer & Dodge LLP at 111 Huntington Avenue, 20th Floor, Boston, MA 02199.

A Special Committee of our Board of Directors has fixed the close of business on [•] 2007, as the record date for the determination of stockholders entitled to notice of, and to vote at, the Special Meeting and any postponements or adjournments thereof.

The matter to be considered and voted on at the Special Meeting is set forth in the Proxy Statement. All stockholders are encouraged to carefully review the Proxy Statement and attend the Special Meeting in person. Whether or not you plan to attend the Special Meeting, we hope you will vote as soon as possible. If you cannot attend the Special Meeting in person, please be sure to sign, date and return the enclosed proxy card in the accompanying reply envelope so that your shares will be represented at the Special Meeting. Returning your proxy card does not deprive you of your right to attend the Special Meeting and vote your shares in person.

Thank you for your continued support.

Cordially,

Timothy J. Conway

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

Time and Date:	[•] a.m., Eastern Standard Time, on January [•], 2008.

Place:	The offices of Edwards Angell Palmer & Dodge LLP at 111 Huntington Avenue, 20th Floor, Boston, Massachusetts.

Item of Business:	To consider and approve the issuance of 5,251,920 shares of our common stock to certain institutional investors pursuant to the Securities Purchase Agreement dated November 12, 2007 by and among the Company and the purchasers named therein (the “Securities Purchase Agreement”).

Adjournments and Postponements:

The item of business described above may be considered at the Special Meeting at the time and on the date specified above or at any time and date to which the Special Meeting may be properly adjourned or postponed.

Record Date:	You are entitled to vote only if you were a stockholder of NewStar Financial, Inc. as of the close of business on [•], 2007.

Meeting Admission:	You are entitled to attend the Special Meeting only if you were a NewStar Financial stockholder as of the close of business on the record date or hold a valid proxy for the Special Meeting. You should be prepared to present photo identification for admittance to the Special Meeting. If you are not a stockholder of record but hold shares through a broker or nominee (i.e., in street name), you should provide proof of beneficial ownership as of the record date, such as your most recent account statement dated on or prior to [•], 2007 a copy of the voting instruction card provided by your broker, trustee or nominee, or other similar evidence of ownership. If, upon request, you do not provide photo identification or comply with the other procedures outlined above, you will not be admitted to the Special Meeting.

Voting:	Your vote is very important. Whether or not you plan to attend the Special Meeting, we encourage you to read this Proxy Statement and submit your proxy card or voting instructions as soon as possible. You may submit your proxy card or voting instructions by completing, signing, dating and returning your proxy card or voting instruction card in the pre-addressed envelope provided, or by following the instructions on your proxy card. For specific instructions on how to vote, please refer to the “Questions and Answers” section beginning on page 1 of this Proxy Statement.

By order of the Special Committee,

Robert K. Brown

Secretary

Dated: [•], 2007

NEWSTAR FINANCIAL, INC.

PROXY STATEMENT FOR THE

SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON JANUARY [•], 2008

QUESTIONS AND ANSWERS ABOUT

THE PROXY MATERIALS AND THE SPECIAL MEETING OF STOCKHOLDERS

Q:	Why am I receiving these materials?

A:	An independent committee of the Board of Directors (the “Special Committee”) of NewStar Financial, Inc., a Delaware corporation (which may be referred to in this proxy statement as “NewStar” or the “Company” is providing these proxy materials to you in connection with a special meeting of our stockholders (the “Special Meeting”), which will take place on January [•], 2008. As a stockholder, you are invited to attend the Special Meeting and are entitled and requested to vote on the item of business described in this proxy statement (the “Proxy Statement”). This Proxy Statement and accompanying proxy card or voting instruction card are being mailed on or about [•], 2007 to all holders of our common stock, par value $0.01 per share (the “Common Stock”) entitled to vote at the Special Meeting.

Q:	What information is contained in this Proxy Statement?

A:	The information included in this Proxy Statement relates to the proposal to be voted on at the Special Meeting, the voting process, beneficial ownership of the Company, and certain other required information.

Q:	What items of business will be voted on at the Special Meeting?

A:	The item of business scheduled to be voted on at the Special Meeting is the issuance of 5,251,920 shares of our Common Stock to certain institutional investors (the “Purchasers”) at a price per share of $10.00 (the “Proposal”). We refer to the additional 5,251,920 shares of our Common Stock for which we are seeking stockholder approval to issue as the “Second Tranche Shares.”

Q:	Why is the Company seeking stockholder approval for the issuance of the Second Tranche Shares?

A:	On November 29, 2007, we issued 7,248,080 shares of our Common Stock (the “First Tranche Shares”) to the Purchasers pursuant to the Securities Purchase Agreement. Under the terms of the Securities Purchase Agreement, we also agreed to issue an additional 5,251,920 shares of our Common Stock to the Purchasers in a second closing, subject to obtaining stockholder approval. Stockholder approval is required prior to the issuance of the Second Tranche Shares under applicable Nasdaq Marketplace Rules because the issuance of the Second Tranche Shares will result in the aggregate number of shares being issued in the offering to exceed 19.9% of our Common Stock outstanding on the date we entered into the Securities Purchase Agreement and the negotiated price of $10.00 per share price is less than the greater of our book or market value as of that date. Accordingly, we are seeking the approval of our stockholders to issue the Second Tranche Shares.

Q:	Who is entitled to vote at the Special Meeting?

A:	Only stockholders of record at the close of business on [•], 2007 are entitled to vote at the Special Meeting. We refer to this date as our “Record Date.” On the Record Date [•] shares of our Common Stock were issued and outstanding. However, the First Tranche Shares may not be voted at the Special Meeting and will not be counted towards the number of shares outstanding for purposes of determining whether there is a quorum or whether the vote has been approved. Each other outstanding share of our Common Stock on the Record Date will be entitled to one vote on the matter considered at the Special Meeting.

You may vote all shares of the Company’s Common Stock owned by you as of the Record Date, including (1) shares that are held directly in your name as the stockholder of record, and (2) shares held for you as the beneficial owner through a broker, trustee or other nominee, such as a bank.

Q:	What happens if the Proposal is not approved?

A:	If the Proposal is not approved, we will not issue the Second Tranche Shares and we will not receive the additional proceeds from the sale of those shares.

Q:	How does the Special Committee recommend that I vote?

A:	The Special Committee recommends that you vote your shares “FOR” the Proposal.

Q:	What is the difference between holding shares as a stockholder of record and holding shares as a beneficial owner?

A:	Most of our stockholders hold their shares through a broker or other nominee rather than directly in their own name. We have summarized below some of the distinctions between being a stockholder of record and being a beneficial owner:

Stockholder of Record

If your shares are registered directly in your name with our transfer agent, The Bank of New York, you are considered, with respect to those shares, the stockholder of record, and these proxy materials are being sent to you directly by NewStar Financial, Inc. As a stockholder of record, you have the right to grant your voting proxy directly to us or to vote in person at the Special Meeting. We have enclosed a proxy card for you to use.

Beneficial Owner

If your shares are held in a brokerage account or by another nominee, you are considered the beneficial owner of shares held in street name, and these proxy materials, together with a voting instruction card, are being forwarded to you by your broker or other nominee. As a beneficial owner, you have the right to direct your broker, trustee or nominee how to vote and are also invited to attend the Special Meeting.

Since a beneficial owner is not the stockholder of record, you may not vote these shares in person at the meeting unless you obtain a “legal proxy” from the broker, trustee or nominee that holds your shares, giving you the right to vote the shares at the Special Meeting. Your broker, trustee or nominee has enclosed or has previously provided voting instructions for you to use in directing the broker, trustee or nominee how to vote your shares.

Q:	How can I vote?

A:	Whether you hold shares directly as a stockholder of record or beneficially in street name, you may direct how your shares are voted without attending the Special Meeting.

You may vote by mail: If you are a stockholder of record of our Common Stock, you may submit your proxy by completing, signing and dating the enclosed proxy card and mailing it in the accompanying pre-addressed envelope. If you are a stockholder who holds shares beneficially in street name, you may vote by mail by completing, signing and dating the enclosed voting instruction card provided by your broker, trustee or nominee and mailing it in the accompanying pre-addressed envelope.

You may vote in person at the Special Meeting: Shares held in your name as the stockholder of record may be voted in person at the Special Meeting. Shares held beneficially in street name may be voted in person only if you obtain a legal proxy from the broker, trustee or nominee that holds your shares, giving you the right to vote the shares. Even if you plan to attend the Special Meeting, we recommend that you also submit your proxy or voting instructions as described above so that your vote will be counted if you later decide not to attend the Special Meeting.

Q:	How are my votes cast when I return a proxy card?

A:	When you sign the proxy card, you appoint Timothy J. Conway, our Chief Executive Officer, and John K. Bray, our Chief Financial Officer, as your representatives at the Special Meeting. Messrs. Conway and Bray will vote your shares at the Special Meeting as you have instructed them on the proxy card. If no instructions are given, your shares will be voted “FOR” the Proposal. Messrs. Conway and Bray are also entitled to appoint a substitute to act on their behalf.

Q:	Can I change my vote?

A:	Yes. You may change your vote at any time prior to the vote at the Special Meeting. If you are the stockholder of record, you may change your vote by granting a new proxy bearing a later date (which automatically revokes the earlier proxy), by providing a written notice of revocation to Robert K. Brown, our Secretary, prior to your shares being voted, or by attending the Special Meeting and voting in person. Attendance at the Special Meeting will not cause your previously granted proxy to be revoked unless you specifically so request or if you cast a new vote. For shares you hold beneficially in street name, you may change your vote by submitting new voting instructions to your broker, trustee or nominee, or, if you have obtained a legal proxy from your broker, trustee or nominee giving you the right to vote your shares, by attending the Special Meeting and voting in person.

Q:	How can I attend the Special Meeting?

A:	You are entitled to attend the Special Meeting only if you were a stockholder or joint holder of our Common Stock as of the close of business on the Record Date or you hold a valid proxy for the Special Meeting. You should be prepared to present photo identification for admittance to the Special Meeting. A list of stockholders eligible to vote at the Special Meeting will be available for inspection at the Special Meeting and for a period of ten days prior to the Special Meeting, during regular business hours, at our principal executive office, which is located at 500 Boylston St., Suite 1600, Boston, MA 02116.

If you are not a stockholder of record but hold shares through a broker or nominee (i.e., in street name), you should provide proof of beneficial ownership on the Record Date, such as your most recent account statement dated on or prior to [•], 2007, a copy of the voting instruction card provided by your broker, trustee or nominee, or other similar evidence of ownership. If, upon request, you do not provide photo identification or comply with the other procedures outlined above, you will not be admitted to the Special Meeting.

The Special Meeting will begin promptly at [•], Eastern Standard Time. Check-in will begin at [•], Eastern Standard Time, and you should allow ample time for the check-in procedures.

Q:	Who will serve as inspector of elections?

A:	The inspector of elections will be a representative of the Company.

Q:	How many shares must be present or represented to conduct business at the Special Meeting?

A:	The quorum requirement for holding the Special Meeting and transacting business is the presence in person or by proxy of holders of a majority of the shares of our Common Stock entitled to vote at the Special Meeting. The First Tranche Shares may not be voted at the Special Meeting and will not be counted towards the number of shares eligible to vote to determine whether a quorum is present. Both abstentions and broker non-votes are counted for the purpose of determining the presence of a quorum.

Q:	What if a quorum is not present at the Special Meeting?

A:

If a quorum is not present or represented at the Special Meeting, the meeting may be adjourned, either by the chairman of the meeting or by vote of the holders of a majority of the shares represented at the meeting, but no other business shall be transacted at the Special Meeting. The time and place of the adjourned meeting will be announced at the time the adjournment is taken at the Special Meeting and no other notice will be given, unless the adjournment is for more than 30 days from the date of the original meeting or a new record date is set for the adjourned meeting.

Q:	How are votes counted?

A:	You may vote “FOR,” “AGAINST” or “ABSTAIN.” If you “ABSTAIN,” the abstention has no effect on whether or not the Proposal is approved. If you sign your proxy card or voting instruction card without giving specific instructions, your shares will be voted “FOR” the Proposal.

If you hold shares beneficially in street name and do not provide your broker with voting instructions, your shares may constitute “broker non-votes.” Generally, broker non-votes occur on a matter when a broker is not permitted to vote on that matter without instructions from the beneficial owner and such instructions are not given. In tabulating the voting result for any particular proposal, shares that constitute broker non-votes are not considered entitled to vote on that proposal. Thus, broker non-votes will not affect the outcome of the matter being voted on at the meeting, assuming that a quorum is obtained. Abstentions have the same effect as votes against the matter. Similarly, since abstentions do not constitute votes cast on the Proposal, they will not affect the outcome of the matter.

Q:	What vote is required to approve the Proposal?

A:	The affirmative vote of a majority of the total votes cast on the Proposal is required for approval of the Proposal.

Concurrently with the execution of the Securities Purchase Agreement, we entered into separate voting agreements with certain existing stockholders to vote their shares in favor of the Proposal. These shares constituted [•]% of our outstanding voting power on the Record Date. See, “Voting Agreements” below.

Q:	What happens if additional matters are presented at the Special Meeting?

A:	Our by-laws provide that business transacted at a special meeting of stockholders be limited to matters relating to the purpose or purposes stated in the notice of meeting, accordingly, no matters other than the Proposal will be considered at the Special Meeting.

Q:	What should I do if I receive more than one set of voting materials?

A:	You may receive more than one set of voting materials, including multiple copies of this Proxy Statement and multiple proxy cards or voting instruction cards. For example, if you hold your shares in more than one brokerage account, you may receive a separate voting instruction card for each brokerage account in which you hold shares. If you are a stockholder of record and your shares are registered in more than one name, you will receive more than one proxy card. Please complete, sign, date and return each proxy card and voting instruction card that you receive.

Q:	Who will bear the cost of soliciting votes for the Special Meeting?

A:	NewStar is making this solicitation and will pay the entire cost of preparing, assembling, printing, mailing and distributing these proxy materials and soliciting votes. In addition to the mailing of these proxy materials, the solicitation of proxies or votes may be made in person, by telephone or by electronic communication by our directors, officers and employees. These individuals will not receive any additional compensation for such solicitation activities. We will also furnish copies of these proxy materials to banks, brokerage houses, fiduciaries and custodians holding in their names shares of common stock beneficially owned by others so that they can forward the materials to these beneficial owners. We may reimburse persons representing beneficial owners of Common Stock for their costs of forwarding these proxy materials to the beneficial owners.

Q:	Who can help answer my questions?

A:	If you have any questions about the Special Meeting or how to vote or revoke your proxy, you should contact [•] at (617) 848-2500.

CAUTIONARY STATEMENT CONCERNING FORWARD-LOOKING INFORMATION

This proxy statement includes statements that are not historical facts. These forward-looking statements are based on the Company’s current estimates and assumptions and, as such, involve uncertainty and risk. Forward-looking statements include the information concerning the Company’s possible or assumed future results of operations and concerning the Company’s plans, intentions and expectations to complete the second closing and also include those preceded or followed by the words “anticipates,” “believes,” “could,” “estimates,” “expects,” “intends,” “may,” “will,” “continue,” “should,” “plans,” “targets” and /or similar expressions.

The forward-looking statements are not guarantees of future performance or that future events will occur as planned. Actual results may differ materially from those contemplated by these forward-looking statements. In addition to the factors discussed elsewhere in this proxy statement, other factors that could cause actual results to differ materially include industry performance, general business, economic, regulatory and market and financial conditions, all of which are difficult to predict. These and other factors are discussed in the documents that are filed by the Company with the Securities and Exchange Commission, including the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2006 and Quarterly Reports on Form 10-Q for the quarters ended March 31, 2007, June 30, 2007 and September 30, 2007. Except to the extent required under the federal securities laws, the Company does not intend to update or revise the forward-looking statements.

PROPOSAL

APPROVAL OF THE ISSUANCE AND SALE OF COMMON STOCK

We are asking our stockholders to consider and approve the issuance of 5,251,920 shares of our Common Stock to certain institutional investors.

Background

On November 12, 2007, we entered into a securities purchase agreement (the “Securities Purchase Agreement”), between the Company and the purchasers named therein (the “Purchasers”) pursuant to which we agreed to sell shares of our Common Stock to the Purchasers through a private placement (the “Private Placement”) to be conducted in two separate closings or tranches.

The first tranche of the Private Placement was consummated in a closing held on November 29, 2007 (the “First Closing”) at which we sold the First Tranche Shares. The closing of the second tranche is expected to occur within three business days following a stockholder vote in favor of the transaction, subject to customary closing conditions (the “Second Closing”).

Under the terms of the Private Placement, we agreed to sell the Purchasers an aggregate of 12,500,000 shares of our Common Stock. We sold 7,248,080 shares of our Common Stock (the “First Tranche Shares”) in the First Closing and have agreed to sell the remaining 5,251,920 (the “Second Tranche Shares”) in the Second Closing, if the Proposal is approved and the other conditions set forth in the Securities Purchase Agreement are satisfied or waived. The purchase price for the shares of Common Stock sold or to be sold in the Private Placement is $10.00 per share for aggregate gross proceeds to us of $125,000,000, which consists of the aggregate gross proceeds of $72,480,800 that we received in the First Closing and an additional $52,519,200 in gross proceeds that we will receive if the Second Closing occurs.

Nasdaq Approval Requirement

Our Common Stock is currently listed on the Nasdaq Global Market (“Nasdaq”). Nasdaq rules governing issuers with shares listed on Nasdaq require stockholder approval prior to certain issuances of securities. Specifically, Nasdaq’s Marketplace Rule 4350(i)(1)(D)(ii) (“Rule 4350(i)(1)(D)(ii)”) requires stockholder approval prior to the issuance of common stock equal to 20% or more of the common stock or 20% or more of the voting power outstanding before the issuance for less than the greater of book or market value of the common stock. Accordingly, we are seeking stockholder approval due to the fact that the sale of the Second Tranche Shares will result in the issuance of an aggregate number of shares in the Private Placement that exceeds 19.9% of our outstanding common stock on the date we entered into the Securities Purchase Agreement at a per share price that is less than the greater of book or market value of the Common Stock as of that date. In order to comply with Rule 4350(i)(1)(D)(ii), our stockholders must approve the issuance of the Second Tranche Shares prior to the Second Closing.

We did not require stockholder approval to issue the First Tranche Shares in the First Closing and the First Closing will not be affected if stockholders do not approve the Proposal.

Reasons for the Second Closing

The Special Committee and management reviewed and considered several financing alternatives to the Private Placement. Among other factors, they considered the benefits of additional liquidity and the certainty of obtaining this liquidity in the context of the current instability and uncertainty of the financing markets. The Special Committee has approved the Private Placement and has resolved that the Private Placement is in our best interest and the best interest of our stockholders. We intend to use the net proceeds from the Private Placement for general corporate purposes.

Quorum and Voting Requirements

The presence, in person or by proxy, of the holders of a majority of the outstanding shares of our Common Stock entitled to vote at the Special Meeting is necessary to constitute a quorum for the transaction of business at the Special Meeting. On the Record Date, we had [•] shares of Common Stock issued and outstanding. Of that amount, the First Tranche Shares are not entitled to vote at the Special Meeting and therefore will not be counted in determining whether a quorum is present at the Special Meeting. Accordingly, a total of at least [• ] shares of our Common Stock (exclusive of the First Tranche Shares issued in the First Closing) must be present at the Special Meeting in person or by proxy to constitute a quorum.

At the Special Meeting, the affirmative vote of a majority of the total votes cast on the Proposal is required for approval of the Proposal. Concurrently with the execution of the Securities Purchase Agreement, we entered into separate voting agreements with certain existing stockholders to vote their shares in favor of the Proposal. These shares constituted [•]% of our outstanding voting power on the Record Date. See, “Voting Agreements” below.

Appraisal Rights

Under Delaware law, our stockholders are not entitled to appraisal rights or other similar rights in connection with the Second Closing or the other transactions contemplated by the Securities Purchase Agreement.

Summary of Terms of the Securities Purchase Agreement

The terms and conditions of the Private Placement are set forth in the Securities Purchase Agreement. We have summarized the material provisions of that agreement below. The following summary is qualified in its entirety by reference to the complete text of the Securities Purchase Agreement, a copy of which is attached as Appendix A to this Proxy Statement. We urge you to read the Securities Purchase Agreement carefully and in its entirety. Defined terms used in this Summary and not otherwise defined herein have the meanings given thereto in the Securities Purchase Agreement.

Representations and Warranties

We provided the Purchasers with representations and warranties in the Securities Purchase Agreement customary for transactions of this nature, including representations and warranties addressing:

•	our corporate organization, qualification to do business and similar corporate matters;

•	the authorization and enforceability of the transactions contemplated by the Securities Purchase Agreement;

•	our capital structure;

•	the due authorization, valid issuance, full payment and nonassessability of the common stock pursuant to the terms of the Securities Purchase Agreement;

•	the absence of conflicts between the Securities Purchase Agreement, our organizational documents, our contracts and applicable law;

•	our possession of all necessary permits, licenses or similar authorizations necessary for the conduct of our business;

•	governmental consents and other third party approvals;

•	our filings with the Securities and Exchange Commission (the “SEC”) and our financial statements included in such filings and our material agreements;

•	the absence of litigation involving or affecting us;

•	brokerage commissions, placement agent fees or similar payments related to the Securities Purchase Agreement;

•

the absence of any material adverse effect on our business, operations, assets, financial condition or prospects or our ability to perform our obligations pursuant to transactions contemplated by the Securities Purchase Agreement and the absence of certain changes with respect to our capital stock, business loss or liabilities; in each case, since the date of the latest audited financial statements included within the SEC reports;

•	our listing on Nasdaq and our compliance with Nasdaq’s continued listing requirements;

•	the nature of our relationship to and negotiations with the Purchasers and our decision to enter into the Securities Purchase Agreement;

•	the independence of our accountants as required by the Securities Act;

•	matters relating to our insurers and our insurance policies;

•	our compliance with the Foreign Corrupt Practices Act;

•	the absence of any offers or sales or solicitations of offers to buy any securities that would require registration of our securities under the Securities Act;

•	income and franchise tax matters;

•	our rights in real and personal property;

•	the application of takeover protections;

•	the absence of any manipulation by us of the price of our common stock;

•	related party transactions;

•	our compliance with currently effective rules under the Sarbanes-Oxley Act of 2002 (as amended) and of the SEC;

•	our employee benefit plans, employee matters and our compliance with applicable employment-related laws and regulations;

•	our compliance with applicable environmental laws and regulations; and

•	the Special Committee’s approval of the Private Placement and its recommendation that our stockholders approve this Proposal.

In addition, each Purchaser made customary representations and warranties to us that generally relate to its organization, the authorization, binding effect and enforceability of the agreements, and its status as an accredited investor under applicable securities laws.

The representations and warranties in the Securities Purchase Agreement were made only for the purposes of the Securities Purchase Agreement solely for the benefit of the parties to the Securities Purchase Agreement as of specific dates. For more information concerning the representations and warranties in the Securities Purchase Agreement and other documents that are incorporated by reference into this Proxy Statement, see the section entitled “Cautionary Statement Concerning Representations and Warranties” on page [•] of this Proxy Statement.

Covenants

The Securities Purchase Agreement contains the following covenants:

•

We agreed to, as long as any Purchaser owns Shares and we remain subject to the requirements of the Securities Exchange Act of 1934, timely file all reports required to be filed pursuant to the Exchange Act;

•

We agreed to issue a Current Report on Form 8-K disclosing the terms of the Private Placement and to file all transaction documents as exhibits to the Securities Purchase Agreement and not to issue a press release or otherwise make any public statement without the prior consent of the Purchasers, and the Purchasers covenant the same, unless such disclosure is otherwise required by law or regulation;

•

Each Purchaser agreed to make all sales of the securities purchased pursuant to the Securities Purchase Agreement in compliance with applicable prospectus delivery requirements, or an exemption therefrom;

•

We agreed to reserve and keep available at all times, free of preemptive rights, a sufficient number of shares of Common Stock for the purpose of issuing shares pursuant to the Securities Purchase Agreement;

•

We agreed to take all action reasonably necessary to continue the listing and trading of our Common Stock on a trading market and will comply with the reporting, filing and other obligations under the bylaws or rules of the trading market;

•

We agreed that we will call and hold a Special Meeting of out stockholders no later than 90 days from the date of the Securities Purchase Agreement, dated November 12, 2007, for the approval of the issuance of the Second Tranche Shares; and

•	We have agreed to use the net proceeds from the sale of the Shares for working capital purposes.

Conditions to the Second Closing

Conditions to Purchasers’ Obligations. The obligation of the Purchasers to purchase securities at the Second Closing is subject to the satisfaction or waiver of specified conditions, including the following:

•	the representations and warranties made by us set forth in the Securities Purchase Agreement being true and correct in all material respects as of the date of the Second Closing;

•	delivery of a customary legal opinion from our counsel;

•	the delivery of irrevocable instructions to the transfer agent to issue to the Purchasers the Second Tranche Shares at the Second Closing;

•	the absence of any law that would prohibit the consummation of the Second Closing;

•	the absence of a stop order or suspension of trading imposed by Nasdaq, the SEC or any other governmental or regulatory body with respect to the public trading in our Common Stock;

•	the satisfaction, at or prior to the First Closing Date, of all conditions to the First Closing, which occurred on November 29, 2007;

•

the absence of a material adverse effect on our business, operations, assets, financial condition or prospects or on our ability to perform our obligations pursuant to the transactions contemplated by the Securities Purchase Agreements;

•

the delivery by us of an officer’s certificate confirming the satisfaction of the conditions to the Second Closing set forth in the Securities Purchase Agreement (including the approval by our stockholders of the Proposal); and

•

that the Company funds in aggregate amount of at least $52,519,200 in the Second Closing, which amount includes at least $12,604,610 from an unaffiliated Purchaser that did not hold Common Stock as of the date of the Securities Purchase Agreement; and

•	the approval by our stockholders of the Proposal.

Conditions to the Company’s Obligations. Our obligation to issue the Second Tranche Shares at the Second Closing is subject to the satisfaction or waiver of specified conditions, including: the receipt of funds; the accuracy of the representations and warranties made by each Purchaser in the Securities Purchase Agreement; the performance by the Purchasers of the covenants, agreements and conditions contained in the Securities Purchase Agreement; the receipt of all necessary blue sky law permits and qualifications; and the absence of any proceeding, law, governmental order, regulation or stop order or suspension of trading imposed by Nasdaq, which would prohibit any of the transactions contemplated under the Securities Purchase Agreement.

Expenses

Each of the Company and the Purchasers agreed to pay its own expenses incurred in connection with the negotiation, preparation, execution, delivery and performance of the Securities Purchase Agreement; except that the Company agreed to pay reasonable out-of-pocket expenses incurred by the Purchasers (including reasonable counsel fees and expenses) of up to $300,000 on a pro rata basis in accordance with their relative subscription amounts and all transfer agent fees, stamp taxes and other taxes and duties levied in connection with the delivery of the shares to Purchasers.

Registration Rights

In conjunction with the execution of the Securities Purchase Agreement, the Company and the Purchasers also entered into a Registration Rights Agreement on November 12, 2007, pursuant to which the Company agreed to register certain shares, including the First Tranche Shares and the Second Tranche Shares with the SEC for resale by the Purchasers. The following summary is qualified in its entirety by reference to the complete text of the Registration Rights Agreement, a copy of which is attached as Appendix B to this Proxy Statement. We urge you to read the Registration Rights Agreement carefully and in its entirety.

Registrable Securities

The shares covered by the Registration Rights Agreement (referred to in this Proxy Statement as the “registrable securities”) consist of the First Tranche Shares, any Second Tranche Shares that are sold to the Purchasers pursuant to the Securities Purchase Agreement and any shares of Common Stock owned by any Purchaser prior to the date of the Registration Rights Agreement, and any shares of Common Stock issued or issuable upon any stock split, dividend or other distribution, recapitalization or similar event with respect to any of the foregoing.

The securities listed above will be deemed registrable securities if and only for so long as they (i) have not been disposed of pursuant to an effective registration statement, (ii) have not been sold in a transaction exempt from the registration and prospectus delivery requirements under the Securities Act so that all transfer restrictions and restrictive legends are removed upon consummation of such sale, or (iii) are held by an investor or a holder to which assignment of registration rights is permitted pursuant to the Securities Purchase Agreement.

Registration Period

The registration rights under the Securities Purchase Agreement shall be effective until all registrable securities are sold or may be sold without volume restrictions pursuant to Rule 144(k) under the Securities Act, as determined by our counsel pursuant to a written opinion letter to such effect, addressed and acceptable to the Transfer Agent and affected holders.

Mandatory Registration

We have agreed to prepare and file, the earlier of (i) the date on which we are eligible to use Form S-3 for the registration of registrable shares as contemplated hereby and (ii) May 1, 2008 (“Filing Date”), a registration statement with the SEC for the purpose of registering the registrable securities for resale by the Purchasers. We have also agreed to cause such registration statement to be declared effective as promptly as possible after the filing thereof, but in any event on or prior to the 45th calendar day following the earliest date above, provided, however, that if the SEC reviews and has written comments to the filed registration statement, then the date shall be the 75th calendar day following the earliest date above (“Effectiveness Date”).

Underwritten Offerings

At any time after the date hereof, if we receive a written request from holders holding more than 14% of the then outstanding registrable securities (such requesting persons, the “Requesting Holders”) that we effect an underwritten offering under the registration statement of all or any portion of such Requesting Holders’ registrable securities, then we shall promptly give notice (an “Underwritten Offering Notice”) of such requested registration (each such request shall be referred to herein as an “Underwritten Offering”) at least fifteen (15) business days prior to the anticipated filing date of the registration statement relating to such Underwritten Offering to the other holders and thereupon shall use our best efforts to effect, as expeditiously as possible, the Underwritten Offering of:

(i)	all registrable securities for which the Requesting Holders have requested registration as set forth above, and

(ii)	subject to restrictions set forth below, all other registrable securities that any other holders (all such holders, together with the Requesting Holders, the “Registering Holders”) have requested us to register by request received by us within fifteen (15) business days after such holders receive the notice of the Underwritten Offering, all to the extent necessary to permit the disposition (in accordance with the intended methods thereof as aforesaid) of the registrable securities in the Underwritten Offering; provided that no holder may participate in any registration statement unless such holder agrees to sell their registrable securities to the underwriters selected on the same terms and conditions as apply to the Requesting Holders; provided, however, that no such Registering Holders shall be required to make any representations or warranties in connection with any such registration other than representations and warranties as to (i) such holder’s ownership of his, her or its registrable securities to be transferred free and clear of all liens, claims, and encumbrances, (ii) such holder’s power and authority to effect such transfer, and (iii) such matters pertaining to compliance with securities laws as may be reasonably requested; provided further that the obligation of such holder to indemnify pursuant to any such underwriting arrangements shall be several, not joint and several, among such holders selling registrable securities, and the liability of each such holder will be in proportion thereto; such liability will be limited to the net amount received by such holder from the sale of his or its registrable securities pursuant to such registration. We shall not be obligated to effect more than three (3) Underwritten Offerings (other than short-form registrations on Form S-3 and other than such additional registrations, if applicable, to provide each holder with the opportunity to participate in at least one Underwritten Offering and provided that no Underwritten Offering shall be made within 180 days of a prior Underwritten Offering), or any Underwritten Offering unless the aggregate gross proceeds expected to be received from the sale of the registrable securities requested to be included by all Registering Holders in such Underwritten Offering are at least $25 million in any Underwritten Offering.

Promptly after the expiration of the fifteen (15) business day period referred to above, we will notify all Registering Holders of the identities of the other Registering Holders and the number of shares of registrable securities requested to be included therein. At any time prior to the effective date of the registration statement relating to such registration, a majority of the Requesting Holders may revoke such request without liability to any of the other Registering Holders, by providing a notice to us revoking such request.

An Underwritten Offering shall not be deemed to have occurred if the Underwritten Offering Maximum Offering Size (as defined below) is reduced such that less than fifty percent (50%) of the registrable securities of the Requesting Holders sought to be included in such registration are included.

Underwritten Offerings Restrictions. If the managing underwriter of an Underwritten Offering advises us and the Requesting Holders that, in its view, the number of registrable securities that the Registering Holders propose to include in such registration exceeds the largest number of shares that can be sold without having an adverse effect on such offering, including the price at which such shares can be sold (the “Underwritten Offering

Maximum Offering Size”), we shall include in such registration, up to the Underwritten Offering Maximum Offering Size, all registrable securities requested to be included in such registration by the Registering Holders allocated pro rata among such other Registering Holders on the basis of the relative number of registrable securities so requested to be included in such registration by each.

Piggy-Back Registration

If at any time prior to the expiration of the registration period there is not an effective registration statement covering all of the registrable securities and we shall determine to prepare and file with the SEC a registration statement relating to an offering for our own account or the account of others under the Securities Act of any equity securities, other than on Form S-4 or Form S-8 or their equivalents relating to equity securities to be issued solely in connection with any acquisition of any entity or business or entity securities issuable in connection with the stock option or other employee benefit plans, then we shall send each holder a written notice of such determination and, if within 15 calendar days after the date of such notice, any such holder shall so request in writing, we shall include such registration statement all or any part of such registrable securities such holder requests to be registered; provided, however, that we shall not be required to register any registrable securities that are eligible for resale pursuant to Rule 144(k) under the Securities Act or that are the subject of a then effective registration statement.

Registration Defaults

In the event of a registration default, as described below, we are required to pay to each Purchaser a cash amount equivalent to 1% of such Purchaser’s aggregate purchase price for such Purchaser’s registrable securities to be included in such registration statement; provided that, in no event shall we be required to pay any Purchaser more than 7% of the aggregate purchase price paid by such Purchaser for its shares. If we fail to pay any partial liquidated damages in full within ten days after the date payable, we will pay interest thereon at a rate of ten percent (10%) per annum (or such lesser maximum amount that is permitted to be paid by applicable law) to the holder, accruing daily from the date such partial liquidated damages are due until such amounts, plus all interest thereon, are paid in full. The occurrence any of the following events constitutes a registration default:

•

if any registration statement is not filed on or prior to the Filing Date or has not been declared effective by the SEC by the Effectiveness Date, or (ii) we fail to file with the SEC a request for acceleration in accordance with Rule 461 promulgated under the Securities Act, within five Trading Days of the date that we are notified (orally or in writing, whichever is earlier) by the SEC that a Registration Statement will not be “reviewed” or not be subject to further review, or (iii) prior to the Effectiveness Date of a Registration Statement, we fail to file a pre-effective amendment and otherwise respond in writing to comments made by the SEC in respect of such Registration Statement within 10 Trading Days after the receipt of comments by or notice from the SEC that such amendment is required in order for such Registration Statement to be declared effective, or (iv) if after such registration statement is declared effective, we suspend it or it ceases to remain continuously effective as to all registrable securities for which it is required to be effective (except with respect to lapses related to the filing of required post-effective amendments) as to all registrable securities included in such registration statement, or the holders are otherwise not permitted to utilize the prospectus therein to resell such registrable securities, for more than 30 consecutive calendar days or more than an aggregate of 65 calendar days during any 12-month period (which need not be consecutive calendar days).

Other Related Obligations

Obligations of the Company. During the registration period, we are required to, among other things:

•	notify each holder of the filing or effectiveness of registration statements or amendments thereto, and of any stop orders or suspensions of the qualification of any of the registrable securities;

•

use our reasonable best efforts to file post-effective amendments or any other required document so that the prospectus will not contain any untrue statement of a material fact or omit to state any material fact;

•

register or qualify the registrable securities under state securities or blue sky laws and use our reasonable best efforts to cause all registrable securities to be listed on each securities exchange or market on which our equity securities have been listed; and

•

use our reasonable best efforts to make and keep public information available at all times, file all SEC reports and other documents in a timely manner and furnish to holders a written statement as to our compliance with Rule 144 and copies of our most recent annual and quarterly reports and other reports reasonably requested.

Obligations of the Purchasers. In connection with the registration rights granted to the Purchasers, each holder of registrable securities provides to us customary covenants, including but not limited to, covenants to furnish certain information reasonably requested by us, such as registration statement questionnaires and certificates in support of transfers of registrable securities, and comply with the prospectus delivery requirements.

Expenses. We will bear all the expenses incurred in connection with the registration of the registrable securities including, but not limited to, registration costs, qualification and filing fees, printing expenses, and blue sky fees. All expenses relating to the sale of securities registered by or on behalf of any holder, including commissions and expenses of legal counsel for any holder, shall be borne by such holder.

Indemnification. In the event any registrable securities are included in a registration statement, we have agreed to indemnify the Purchasers and their representatives and affiliates with respect to which any registration that has been effected pursuant to the Registration Rights Agreement, against any claims, losses, damages, fines, penalties, charges, costs, reasonable attorney fees, amounts paid in settlement or other expenses, joint or several (collectively, “claims”), that arise out of or are based upon (i) any untrue statement of material fact (or alleged untrue statement of material fact) contained in the registration statement, or a material omission (or alleged omission) to state a material fact required to be stated in the registration statement or necessary to make the statements in the registration statement not misleading (other than untrue statements that were provided in writing to us by the Purchasers or omissions of material facts from statements provided in writing to us by the Purchasers for inclusion in the registration statement, among other things), or (ii) any violation by us of any securities laws relating to any action or inaction required by us in connection with any registration statement, qualification or compliance. Each holder, severally and not jointly, has agreed to indemnify us and our affiliates and representatives against, among other matters, any claims that arise out of or are based on an untrue statement that was provided in writing by the holder or omissions of material facts from statements provided in writing by the holder for inclusion in the registration statement. The amount owed by each holder under this indemnification obligation is limited to the net proceeds that such holder received from the sale of securities under the registration statement giving rise to such liability.

Assignment of Registration Rights. The registration rights granted pursuant to the Registration Rights Agreement are generally assignable by the Purchasers to any transferee of all or any portion of the registrable securities if certain conditions are met.

Amendments and Waivers. The provisions of the Registration Rights Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, unless the same shall be in writing and signed by us and the holders of at least 85% of the then outstanding registrable securities. If a Registration Statement does not register all of the registrable securities pursuant to a waiver or amendment done in compliance with the previous sentence, then the number of registrable securities to be registered for each holder shall be reduced pro rata among all holders and each holder shall have the right to designate which of its registrable securities shall be omitted from such registration statement. Notwithstanding the foregoing, a waiver or consent to depart from the provisions hereof with respect to a matter that relates exclusively to the rights of holders and that does not directly or indirectly affect the rights of other holders may be given by holders of all of the registrable securities to which such waiver or consent relates; provided, however, that the provisions of this sentence may not be amended, modified, or supplemented except in accordance with the provisions of the immediately preceding sentence.

Voting Agreements

Concurrently with the execution of the Securities Purchase Agreement, we entered into separate voting agreements with certain existing stockholders, including Capital Z Financial Services Private Fund II, L.P., Capital Z Financial Services Fund II, L.P., Och-Ziff Capital Management Group, J.P. Morgan Corsair II Capital Partners, L.P. and certain members of NewStar’s management, in which each such holder committed to vote the shares that each holder owns in favor of the issuance of the Second Tranche Shares. The shares of common stock subject to such individual voting agreements represented, in the aggregate, over 50% of the our outstanding voting power on such date.

Board Nomination and Management Rights

In addition, in connection with its agreement to purchase shares in the Private Placement, we entered into two letter agreements with Union Square Partners, L.P. related to board nomination and management rights. Pursuant to these agreements, Union Square has the right to nominate one director to be included on the slate of directors to be voted on at the annual stockholders’ meeting. This right will terminate when Union Square’s stockholdings decline to below 51% of the percentage of the board represented by one nomination. Union Square was also granted certain management rights that allow Union Square to consult with and advise company management on significant business issues and examine the books and records of the company. These management rights terminate when Union Square holds less than 50% of the shares purchased in the Private Placement.

Principal Effects of Approval or Non-Approval of the Proposal

While the Special Committee has approved the Private Placement, including the issuance of the Second Tranche Shares at the Second Closing, and has resolved that the Private Placement is in our best interest and the best interest of our stockholders, our stockholders should consider the information contained in the Proxy Statement in evaluating the Proposal. If our stockholders approve the Proposal, we will issue the Second Tranche Shares in the Second Closing, assuming all other conditions to Second Closing are satisfied or waived, as described in this Proxy Statement and the Securities Purchase Agreement. The issuance of the Second Tranche Shares will result in the issuance in the Private Placement of an aggregate of more than 34% of our outstanding Common Stock as of the date of the Securities Purchase Agreement, which will have a dilutive effect on our current stockholders.

If our stockholders do not approve the Proposal, we will not issue the Second Tranche Shares and we will not receive the additional proceeds from the sale of those shares. Under the terms of the Securities Purchase Agreement we will receive $52,519,200 at the Second Closing upon issuance of the Second Tranche Shares. In the event that we do not consummate the Second Closing, we may have to incur the cost of raising additional capital sooner than anticipated and such capital may only be available to us on terms less favorable than those contained in the Securities Purchase Agreement, or may not be available to us at all.

Interests of Certain Directors

Among the investors in the transaction, Union Square Partners, L.P., Corsair III Financial Services Capital Partners, L.P. and Corsair III Financial Services Offshore 892 Partners, L.P. are entities affiliated with members of our board of directors and, therefore, the Private Placement and related transactions were approved by an independent committee of our Board of Directors. Bradley E. Cooper, a director of NewStar, is an officer and co-owner of the ultimate entity delegated investment authority for Union Square Partners, L.P., which would be entitled to 1,680,614 of the Second Tranche Shares to be issued in the Second Closing. Mr. Cooper is also an officer and co-owner of the ultimate entity delegated investment authority for the Capital Z entities that collectively maintain beneficial ownership of 5,709,972 shares of NewStar Common Stock prior to the First Closing. Capital Z Investments, LLC also holds an option to purchase 5,000 shares of Common Stock at an exercise price of $17.00 per share, of which 1,250 is currently exercisable. T. Kimball Brooker, Jr., a director of NewStar, is also an officer of the entity delegated investment authority for the Corsair II Capital portfolio. Richard E. Thornburgh, a director of NewStar, is also an officer of Corsair Capital LLC. Both Mr. Brooker and Mr. Thornburgh are affiliated with Corsair III Financial Services Capital Partners, L.P. and Corsair III Financial Services Offshore 892 Partners, L.P., entities which are entitled to purchase an aggregate of 1,680,614 of the Second Tranche Shares to be issued in the Second Closing. As a result of their affiliations with these Purchasers, Messrs. Cooper, Brooker and Thornburgh have an interest in the outcome of the vote on the Proposal.

Recommendation of the Special Committee

The Special Committee unanimously recommends that you vote “FOR” the Proposal. Proxies solicited by the Committee will be voted in favor thereof unless a stockholder has indicated otherwise in the proxy.

SHARES HELD BY PRINCIPAL STOCKHOLDERS AND MANAGEMENT

The following table shows the amount of our common stock beneficially owned as of November 15, 2007 by (i) each person or group who is known by us to own beneficially more than 5% of our common stock, (ii) each member of our board of directors (iii) our Chief Executive Officer and the three other most highly compensated executive officers who were serving as executive officers as of December 31, 2006, and (iv) all members of our board of directors and our executive officers as a group. This table is based on information supplied by such persons or entities, information contained in filings made by such persons or entities with the SEC and information known to us as a result of the issuance of the First Tranche Shares in the Private Placement. Unless otherwise noted, each person or entity has sole voting and investment power over the shares listed.

	Shares Owned	Percent of Class
Principal Stockholder
J.P. Morgan Corsair II Capital Partners, L.P. (1) Corsair III Financial Services Capital Partners, L.P. (1) Corsair III Financial Services Offshore 892 Partners, L.P. (1) 717 Fifth Avenue New York, NY 10022	8,024,358	20.7%
OZ Management, L.L.C. (2) Daniel S. Och 9 West 57th Street New York, NY 10019	6,894,810	18.7%
Capital Z Partners, Ltd. (3) Capital Z Partners, L.P. 230 Park Avenue South New York, NY 10003	5,711,222	15.7%
The Northwestern Mutual Life Insurance Company (4) 720 East Wisconsin Avenue Milwaukee, Wisconsin 53202	2,614,779	7.2%
Union Square Partners, Ltd. (5) Union Square Partners, L.P. 230 Park Avenue South, 11th Floor New York, NY 10003	2,319,386	6.0%

Directors and Executive Officers
T. Kimball Brooker Jr. (6)	6,250	*
Timothy J. Conway (7)	1,514,361	4.1%
Bradley E. Cooper (8)	84,320	*
Mark K. Gormley (9)	140,570	*
Frank R. Noonan (10)	6,250	*
Maureen P. O’Hara (11)	10,250	*
Peter A. Schmidt-Fellner (12)	1,039,541	2.8%
Richard E. Thornburgh (13)	26,250	*
John K. Bray (14)	178,210	*
Phillip R. Burnaman II (15)	651,815	1.8%
David R. Dobies (16)	267,355	*
Timothy C. Shoyer (17)	276,848	*
All current executive officers and directors as a group (12 persons) (18)	4,202,020	11.1%

*	Less than 1%.

(1)	Includes a warrant to purchase 200,174 shares. Also includes an aggregate of 2,319,386 shares of Common Stock issued on November 29, 2007 as part of the First Tranche Shares in the Private Placement, issued to Corsair III Financial Services Capital Partners, L.P. and Corsair III Financial Services Offshore 892 Partners, L.P. J.P. Morgan Corsair II Capital Partners, L.P., Corsair III Financial Services Capital Partners, L.P. and Corsair III Financial Services Offshore 892 Partners, L.P. are controlled by Corsair Capital LLC. Corsair Capital LLC is the manager of Corsair PTJB, LLC, which is the managing member of Corsair II, L.L.C. Corsair II, L.L.C. is the general partner of Corsair II, L.P., which is the general partner of J.P. Morgan Corsair II Capital Partners, L.P. Corsair Capital LLC is also the general partner of Corsair III Management, L.P., which is the general partner of Corsair III Financial Services Capital Partners, L.P. and Corsair III Financial Services Offshore 892 Partners, L.P. Messrs. T. Kimball Brooker Jr. and Richard E. Thornburgh, who are officers of both Corsair Capital LLC and Corsair II, L.L.C., are also directors of the Company.
(2)	As reported in a Schedule 13G/A filed with the SEC on February 14, 2007, OZ Management, L.L.C. is investment manager to accounts that hold such shares, one of which, OZ Master Fund, Ltd., c/o Goldman Sachs (Cayman) Trust, Limited, P.O. Box 896, G.T. Harbour Centre, North Church Street, George Town, Grand Cayman, Cayman Islands, also reports sole voting and investment power over 5,845,933 of such shares (17.0% of the class). Mr. Och is the Senior Managing Member of OZ Management, L.L.C. Also includes an aggregate of 579,846 shares of Common Stock issued on November 29, 2007 as part of the First Tranche Shares in the Private Placement, issued to OZ Master Fund, Ltd., GPC LV II LLC, Fleet Maritime, Inc. and OZ Global Special Investments Master Fund, L.P.; OZ Management, L.L.C. is investment manager to these accounts that hold such shares.
(3)	Includes a warrant to purchase 200,174 shares and 1,250 shares issuable upon the exercise of options. As reported in a Schedule 13G filed with the SEC on February 14, 2007, Capital Z Partners, Ltd. is the general partner of Capital Z Partners, L.P., which is the general partner of Capital Z Financial Services Fund II, L.P. and Capital Z Financial Services Private Fund II, L.P., investment funds located at the same address that hold the shares shown. All four entities report shared voting and investment power over all such shares.
(4)	As reported in a Schedule 13G filed with the SEC on February 6, 2007, Northwestern Investment Management Company, LLC, located at the same address, a wholly owned company of and investment advisor to The Northwestern Mutual Life Insurance Company, shares voting and investment power over all such shares.
(5)	Consists of shares of Common Stock issued on November 29, 2007 as part of the First Tranche Shares in the Private Placement.
(6)	Mr. Brooker’s beneficial ownership shown in the table excludes the 8,024,358 shares shown as beneficially owned by J.P. Morgan Corsair II Capital Partners, L.P., Corsair III Financial Services Capital Partners, L.P. and Corsair III Financial Services Offshore 892 Partners, L.P. Mr. Brooker is an indirect participant in, and an officer of Corsair II, L.L.C. and Corsair Capital LLC, which has investment authority over such shares, but he disclaims beneficial ownership of such shares.
(7)	Includes 556,580 shares issuable upon the exercise of options and/or warrants.
(8)	Consists of shares issuable upon the exercise of a warrant. Mr. Cooper’s beneficial ownership shown in the table excludes (i) the 5,711,222 shares shown as beneficially owned by Capital Z Partners, Ltd. and Capital Z Partners, L.P. and (ii) the 2,319,386 shares shown as beneficially owned by Union Square Partners, L.P. Mr. Cooper is a shareholder and an officer and co-owner of the ultimate entity delegated investment authority for the Capital Z entities that collectively maintain beneficial ownership of such shares, but he disclaims beneficial ownership of all such shares. Mr. Cooper is a shareholder and an officer of Union Square Partners, Ltd. and an officer and co-owner of the ultimate entity delegated investment authority for Union Square Partners, L.P., but he disclaims beneficial ownership of all such shares.
(9)	Includes 84,320 shares issuable upon the exercise of a warrant.
(10)	Includes 1,250 shares issuable upon the exercise of options.
(11)	Includes 1,250 shares issuable upon the exercise of options.
(12)	Includes 388,288 shares issuable upon the exercise of options and/or warrants.
(13)	Mr. Thornburgh’s beneficial ownership shown in the table excludes the 8,024,358 shares shown as beneficially owned by J.P. Morgan Corsair II Capital Partners, L.P., Corsair III Financial Services Capital Partners, L.P. and Corsair III Financial Services Offshore 892 Partners, L.P. Mr. Thornburgh is an indirect participant in, and an officer of Corsair II, L.L.C. and Corsair Capital LLC, which has investment authority over such shares, but he disclaims beneficial ownership of such shares.
(14)	Includes 46,910 shares issuable upon the exercise of options and/or warrants.
(15)	Includes 273,407 shares issuable upon the exercise of options and/or warrants.
(16)	Includes 79,186 shares issuable upon the exercise of options and/or warrants.
(17)	Includes 80,257 shares issuable upon the exercise of options and/or warrants.
(18)	Includes a total of 1,597,018 shares issuable upon the exercise of options and/or warrants.

DESCRIPTION OF SECURITIES

We are authorized to issue 150,000,000 shares of capital stock, comprised of 145,000,000 shares of our common stock, par value $0.01 per share, and 5,000,000 shares of preferred stock, par value $0.01 per share. As of November 12, 2007, there were 36,258,531 shares of our Common Stock outstanding and no shares of our preferred stock outstanding.

Common Stock

Each holder of our Common Stock is entitled to one vote for each share held of record on all matters we present for a vote of stockholders. All shares of our Common Stock are entitled to share equally in dividends from legally available funds when, as and if declared by our board of directors. In addition, in the event of our liquidation or dissolution, all shares of our Common Stock are entitled to share equally in our assets available for distribution to stockholders after payment of our liabilities and after provision has been made for each class of stock, if any, having any preference in relation to our common stock. Holders of shares of our Common Stock have no conversion, preemptive or other subscription rights, and there are no redemption or sinking fund provisions applicable to our common stock.

Preferred Stock

Our board of directors, without further approval of our stockholders, is authorized to provide for the issuance of shares of our preferred stock in one or more series. In exercising its powers to provide for preferred stock, the board has the power to fix:

•	voting rights,

•	dividend rights,

•	conversion rights,

•	redemption privileges,

•	liquidation preferences, and

•	other rights and restrictions relating to any series.

The issuances of shares of our preferred stock, while providing us with flexibility in connection with possible financings, acquisitions and other corporate purposes, could adversely affect the voting power of the holders of our other securities. Also, issuance of preferred stock could, and may, under certain circumstances, have the effect of deterring hostile takeovers or delaying changes in control of our management.

OTHER BUSINESS

Other Matters

Our by-laws provide that business transacted at a special meeting of stockholders be limited to matters relating to the purpose or purposes stated in the notice of meeting. Accordingly, no matters other than the Proposal will be considered at the Special Meeting.

ADDITIONAL INFORMATION

Householding of Materials

The SEC’s rules permit companies and intermediaries such as brokers to satisfy delivery requirements for proxy statements with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially provides extra convenience for stockholders and cost savings for companies. Some brokers household proxy materials, delivering a single proxy statement to multiple stockholders sharing an address, although each stockholder will receive a separate proxy card. Once you have received notice from your broker that they will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If at any time you no longer wish to participate in householding and would prefer to receive a separate proxy statement, please notify your broker. If you would like to receive separate copies of our proxy statements in the future, please contact our Investor Relations Department at 500 Boylston Street, Suite 1600, Boston, MA 02116, telephone: (617) 848-2500 and we will promptly deliver the Proxy Statement upon your request.

Stockholders Proposals

In order to be eligible for inclusion in our proxy statement and form of proxy for the 2008 annual meeting of stockholders, stockholders’ proposals must comply with applicable SEC rules and regulations, and must be received by us at our principal executive offices at 500 Boylston Street, Suite 1600, Boston, MA 02116 no later than December 18, 2007.

INCORPORATION BY REFERENCE

Our Annual Report on Form 10-K filed on April 2, 2007, is incorporated by reference into, and should be considered part of, this Proxy Statement.

ANNUAL REPORT AND OTHER SEC FILINGS

Our Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K are available on our website at www.newstarfin.com. These and other SEC filings, including this Proxy Statement, are also available on the SEC website at www.sec.gov. A copy of these filings and any material incorporated by reference herein, may be obtained, at no cost, by writing to Investor Relations, 500 Boylston Street, Suite 1600, Boston, MA, 02116.

WHERE STOCKHOLDERS CAN FIND MORE INFORMATION

We file annual, quarterly and special reports, proxy statements and other information with the SEC. These reports, proxy statements and other information contain additional information about us. We will make these materials available for inspection and copying by any stockholder, or representative of a stockholder who is so designated in writing, at our executive offices during regular business hours.

Our stockholders may read and copy any reports, statements or other information filed by the Company at the SEC public reference room at 100 F. Street, N.E., Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 for further information on the operation of the public reference room. Our filings with the SEC are also available to the public from commercial document retrieval services and at the website maintained by the SEC located at: http://www.sec.gov.

This Proxy Statement does not constitute an offer to sell, or a solicitation of an offer to buy, any securities, or the solicitation of a proxy, in any jurisdiction to or from any person to whom it is not lawful to make any offer or solicitation in that jurisdiction. The delivery of this Proxy Statement should not create an implication that there has been no change in the affairs of the Company since the date of this Proxy Statement or that the information herein is correct as of any later date.

Stockholders should not rely on information other than that contained in this Proxy Statement. We have not authorized anyone to provide information that is different from that contained in this Proxy Statement. This Proxy Statement is dated [•], 2007. You should not assume that the information contained in this Proxy Statement is accurate as of any date other than that date, and the mailing of this Proxy Statement will not create any implication to the contrary.

CAUTIONARY STATEMENT CONCERNING REPRESENTATIONS AND WARRANTIES

This Proxy Statement contains a description of representations and warranties made in the Securities Purchase Agreement. Representations and warranties are also set forth in the Securities Purchase Agreement, which is attached to this Proxy Statement as Appendix A. The representations and warranties in the Securities Purchase Agreement were made only for the purposes of the Securities Purchase Agreement and solely for the benefit of the parties to the Securities Purchase Agreement as of the specific date. Those representations and warranties may be subject to important limitations and qualifications agreed to by the contracting parties, and may not be complete as of the date of this Proxy Statement. Some of those representations and warranties may not be accurate or complete as of any particular date because they are subject to contractual standards of materiality different from that generally applicable to public disclosures to stockholders. Furthermore, these representations and warranties may have been made for the purposes of allocating contractual risk between the parties to such contract or document instead of establishing these matters as facts, and they may or may not have been accurate as of any specific date and do not purport to be accurate as of the date of this Proxy Statement. Accordingly, you should not rely upon the descriptions of representations and warranties in the Securities Purchase Agreement that are contained in this Proxy Statement or upon the actual representations and warranties contained in the Securities Purchase Agreement or the other contracts and documents incorporated by reference into this Proxy Statement as statements of factual information.

Execution Version

APPENDIX A

SECURITIES PURCHASE AGREEMENT

This Securities Purchase Agreement is dated as of November 12, 2007, by and among NewStar Financial, Inc., a Delaware corporation (the “Company”), and each purchaser identified on the signature pages hereto (each, including its successors and assigns, a “Purchaser” and collectively the “Purchasers”).

WHEREAS, subject to the terms and conditions set forth in this Agreement and pursuant to Section 4(2) of the Securities Act of 1933, as amended (the “Securities Act”), and Rule 506 promulgated thereunder, the Company desires to issue and sell to each Purchaser, and each Purchaser, severally and not jointly, desires to purchase from the Company, securities of the Company as more fully described in this Agreement.

WHEREAS, the Purchasers desire to purchase and the Company desires to sell, upon the terms and conditions stated in this Agreement, up to a maximum of $125,000,000 of the Company’s Common Stock (as defined below); provided, however, that (i) the purchase by the Purchasers and the sale by the Company to such Purchasers of that number of shares that exceed 19.99% of the shares of Common Stock outstanding immediately prior to any issuance of Common Stock contemplated hereunder (the “Excess Securities”) and (ii) the purchase by any Purchaser and the sale by the Company to such Purchaser and its Affiliates of any shares of Common Stock to (and only to) the extent that such Purchaser and its Affiliates would thereafter own a number of shares of Common Stock (assuming the exercise in full by such Purchaser of such securities of the Company that are convertible into or exercisable for shares of Common Stock) in excess of 19.99% of the then outstanding shares of Common Stock (together with the Excess Securities, the “Second Closing Securities”), shall be subject to the Stockholder Approval (as defined below).

NOW, THEREFORE, IN CONSIDERATION of the mutual covenants contained in this Agreement, and for other good and valuable consideration the receipt and adequacy of which are hereby acknowledged, the Company and each Purchaser agree as follows:

ARTICLE I.

DEFINITIONS

1.1 Definitions. In addition to the terms defined elsewhere in this Agreement, for all purposes of this Agreement, the following terms have the meanings set forth in this Section 1.1:

“Action” shall have the meaning ascribed to such term in Section 3.1(j).

“Affiliate” means any Person that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with a Person as such terms are used in and construed under Rule 144 under the Securities Act. With respect to a Purchaser, any investment fund or managed account that is managed on a discretionary basis by the same investment manager as such Purchaser will be deemed to be an Affiliate of such Purchaser.

“Agreement” means this Securities Purchase Agreement between the parties hereto (including any exhibits and schedules hereto and the Disclosure Schedules) and all amendments hereto made in accordance with the provisions of Section 5.5.

“Closing” shall have the meaning ascribed to such term in Section 2.1.

“Closing Date” means each of the Initial Closing Date and Second Closing Date.

“Commission” means the Securities and Exchange Commission.

“Common Stock” means the common stock of the Company, par value $0.01 per share, and any other class of securities into which such securities may hereafter be reclassified or changed.

“Common Stock Equivalents” means any securities of the Company or the Subsidiaries that would entitle the holder thereof to acquire at any time Common Stock, including, without limitation, any debt, preferred stock, rights, options, warrants, stock appreciation rights, restricted stock units or other instrument that is at any time convertible into or exercisable or exchangeable for, or otherwise entitles the holder thereof to receive, Common Stock.

“Company Counsel” means Edwards Angell Palmer & Dodge LLP with offices located at 111 Huntington Avenue, Boston, Massachusetts 02199.

“Disclosure Schedules” means the Disclosure Schedules of the Company delivered concurrently herewith.

“Discussion Time” shall have the meaning ascribed to such term in Section 3.2(f).

“Effective Date” means the date that the initial Registration Statement is first declared effective by the Commission.

“Equity Incentive Plan” means (i) any equity incentive, stock option or similar plan and (ii) any other agreement, arrangement, understanding or other document pursuant to which the Company is obligated to grant or issue Common Stock or Common Stock Equivalents to current or former employees in connection with their services to the Company, in each case adopted or approved by a majority of the non-employee members of the board of directors of the Company or a majority of the members of a committee of non-employee directors established.

“Evaluation Date” shall have the meaning ascribed to such term in Section 3.1(q).

“Excess Securities” shall have the meaning ascribed to such term in preamble to this Agreement.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

“GAAP” shall have the meaning ascribed to such term in Section 3.1(h).

“Governmental Authority” shall have the meaning ascribed to such term in Section 3.1(d).

“Initial Closing” shall have the meaning ascribed to such term in Section 2.1.

“Initial Closing Date” shall have the meaning ascribed to such term in Section 2.1.

“Law” shall have the meaning ascribed to such term in Section 3.1(d).

“Legend Removal Date” shall have the meaning ascribed to such term in Section 4.1(c).

“Lien” or Liens” means a lien, charge, security interest, encumbrance, right of first refusal, preemptive right or other restriction.

“Losses” shall have the meaning ascribed to such term in Section 4.8(a).

“Material Adverse Effect” means any circumstance, event, occurrence or development that, individually or in the aggregate, would have or would reasonably be expected to result in (i) a material adverse effect on the legality, validity or enforceability of any Transaction Document, (ii) a material adverse effect on the results of operations, assets, business or condition of the Company and the Subsidiaries, taken as a whole, or (iii) a material adverse effect on the Company’s ability to perform in any material respect on a timely basis its obligations under any Transaction Document.

“Material Permits” shall have the meaning ascribed to such term in Section 3.1(m).

“Per Share Purchase Price” equals $10.00 (ten dollars), subject to adjustment for reverse and forward stock splits, stock dividends, stock combinations and other similar transactions of the Common Stock that occur after the date of this Agreement.

“Person” means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.

“Placement Agent” means Citi.

“Proceeding” means an action, claim, suit, investigation or proceeding (including, without limitation, an investigation or partial proceeding, such as a deposition), whether commenced or threatened.

“Proxy Statement” shall have the meaning ascribed to such term in Section 4.7.

“Purchaser Party” shall have the meaning ascribed to such term in Section 4.8.

“Registration Rights Agreement” means the Registration Rights Agreement, dated the date hereof, among the Company and the Purchasers, in the form of Exhibit B attached hereto.

“Registration Statement” means a registration statement meeting the requirements set forth in the Registration Rights Agreement and covering the resale by the Purchasers of all or part of the Shares.

“Required Approvals” shall have the meaning ascribed to such term in Section 3.1(e).

“Rule 144” means Rule 144 promulgated by the Commission pursuant to the Securities Act, as such rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such rule.

“SEC Reports” shall have the meaning ascribed to such term in Section 3.1(h).

“Second Closing” shall have the meaning ascribed to such term in Section 2.1.

“Second Closing Date” shall have the meaning ascribed to such term in Section 2.1.

“Second Closing Securities” shall have the meaning ascribed to such term in the preamble to this Agreement.

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

“Shares” means the shares of Common Stock issued or issuable to each Purchaser pursuant to this Agreement.

“Short Sales” means all “short sales” as defined in Rule 200 of Regulation SHO under the Exchange Act (but shall not be deemed to include the location and/or reservation of borrowable shares of Common Stock).

“Stockholders’ Agreement” means the Stockholders’ Agreement dated as of June 18, 2004 as amended by (i) the First Amendment thereto dated as of August 22, 2005 (ii) the Second Amendment thereto dated as of June 5, 2006 (iii) the Third Amendment thereto dated as of December 12, 2006 and (iv) the Fourth Amendment thereto dated as of March 26, 2007.

“Stockholder Approval” shall have the meaning ascribed to such term in Section 4.7.

“Stockholder Meeting” shall have the meaning ascribed to such term in Section 4.7.

“Subscription Amount” means, as to each Purchaser, the aggregate amount to be paid for Shares purchased hereunder set forth opposite such Purchaser’s name on Exhibit A-1 and Exhibit A-2 under the heading “Subscription Amount,” in United States dollars and in immediately available funds.

“Subsidiary” and collectively, “Subsidiaries” means a subsidiary of the Company.

“Trading Day” means a day on which the Common Stock is traded on a Trading Market.

“Trading Market” means the following markets or exchanges on which the Common Stock is listed or quoted for trading on the date in question: the Nasdaq Capital Market, the Nasdaq Global Market, the Nasdaq Global Select Market, or the New York Stock Exchange.

“Transaction Document” and collectively, the “Transaction Documents” means this Agreement and the Registration Rights Agreement and any other documents or agreements executed in connection with the transactions contemplated hereunder.

“Transfer Agent” means The Bank of New York and any successor transfer agent of the Company.

“U.S.” means the United States of America.

ARTICLE II.

PURCHASE AND SALE

2.1 Closings. Upon the terms and subject to the conditions set forth herein, the Company agrees to sell, and each Purchaser, severally and not jointly, agrees to purchase at the Per Share Purchase Price (a) the Shares set forth opposite such Purchaser’s name on Exhibit A-1 at a closing (the “Initial Closing”) to take place at 10:00 a.m. (Eastern time) on the later to occur of (i) the twelfth Trading Day after the date hereof and (ii) the first Trading Day following the satisfaction or waiver of the conditions set forth in Section 2.3 of this Agreement (other than those conditions that by their nature are to be satisfied at the Initial Closing, but subject to satisfaction or waiver thereof) and (b) the Shares set forth opposite such Purchaser’s name on Exhibit A-2 at a closing (the “Second Closing” and, together with the Initial Closing, each a “Closing”) to take place at 10:00 a.m. (Eastern time) on the third Trading Day following the satisfaction or waiver of the conditions set forth in Section 2.3 of this Agreement (other than those conditions that by their nature are to be satisfied at the Second Closing, but subject to satisfaction or waiver thereof). The date on which the Initial Closing is to occur is referred to herein as the “Initial Closing Date” and the date on which the Second Closing is to occur is referred to herein as the “Second Closing Date.” The Company and each Purchaser shall deliver the other items set forth in Section 2.2 deliverable at the Closing. The Closing shall occur at the offices of Company Counsel or such other location as the parties shall mutually agree.

2.2 Deliveries.

(a) On or prior to the Initial Closing Date, the Company shall deliver or cause to be delivered to each Purchaser the following:

(i) this Agreement duly executed by the Company;

(ii) a legal opinion of Company Counsel dated as of the Initial Closing Date, in the form of Exhibit C attached hereto;

(iii) a copy of the irrevocable instructions to the Transfer Agent instructing the Transfer Agent to deliver, on an expedited basis, a certificate evidencing the number of its respective Shares as set forth opposite such Purchaser’s name on Exhibit A-1 hereto, registered in the name of such Purchaser;

(iv) the Registration Rights Agreement duly executed by the Company; and

(v) a certificate, dated as of the Initial Closing Date and signed by its Chief Executive Officer or its Chief Financial Officer, certifying to the fulfillment of the conditions specified in Sections 2.3(b)(i) and (ii).

(b) On or prior to the Second Closing Date, the Company shall deliver or cause to be delivered to each Purchaser the following:

(i) a legal opinion of Company Counsel dated as of the Second Closing Date, in the form of Exhibit C attached hereto

(ii) a copy of the irrevocable instructions to the Transfer Agent instructing the Transfer Agent to deliver, on an expedited basis, a certificate evidencing the number of its respective Shares as set forth opposite such Purchaser’s name on Exhibit A-2 hereto, registered in the name of such Purchaser;

(iii) a certificate, dated as of the Second Closing Date and signed by its Chief Executive Officer or its Chief Financial Officer, certifying to the fulfillment of the conditions specified in Sections 2.3(b)(i) and (ii).

(c) Prior to each of the Initial Closing Date and the Second Closing Date, respectively, the Company shall deliver to the custodian for each Purchaser a certificate evidencing the number of its respective Shares, registered in such names as set forth (i) opposite such Purchaser’s name on Exhibit A-1 hereto with respect to the Initial Closing and (ii) as set forth opposite such Purchaser’s name on Exhibit A-2 hereto with respect to the Second Closing.

(d) On or prior to the Initial Closing Date, each Purchaser shall deliver or cause to be delivered to the Company the following:

(i) this Agreement duly executed by such Purchaser; and

(ii) the Registration Rights Agreement duly executed by such Purchaser.

(e) On or prior to each of the Initial Closing Date and the Second Closing Date, each Purchaser shall deliver or cause to be delivered to the Company such Purchaser’s Subscription Amount to be purchased at such Closing as set forth on Exhibit A-1 and Exhibit A-2, respectively, by wire transfer to the account as specified in writing by the Company.

2.3 Closing Conditions.

(a) The obligations of the Company hereunder with respect to each Closing with a given Purchaser are subject to the following conditions being met:

(i) the representations and warranties of such Purchaser that are contained herein and (A) that are qualified by materiality or Material Adverse Effect shall be true when made and on the Initial Closing Date and the Second Closing Date, respectively, (except for representations and warranties that speak as of a specific date which shall be accurate as of such date), and (B) that are not qualified by materiality or Material Adverse Effect shall be accurate in all material respects when made and on each of the Initial Closing Date and the Second Closing Date, respectively, (except for representations and warranties that speak as of a specific date which shall be accurate in all material respects as of such date);

(ii) all obligations, covenants and agreements of such Purchaser required to be performed at or prior to each of the Initial Closing Date and Second Closing Date shall have been performed;

(iii) the delivery by such Purchaser of the items set forth in Section 2.2(c) and 2.2(d) of this Agreement;

(iv) no Law shall prohibit the consummation of the Closing; and

(v) with respect to the Second Closing Date only, the Company shall have obtained the Stockholder Approval.

(b) The respective obligations of each Purchaser hereunder with respect to each Closing are subject to the following conditions being met:

(i) the representations and warranties of the Company that are contained herein and (A) that are qualified by materiality or Material Adverse Effect shall be true when made and on the Initial Closing

Date and the Second Closing Date, respectively, (except for representations and warranties that speak as of a specific date which shall be accurate as of such date), and (B) that are not qualified by materiality or Material Adverse Effect shall be accurate in all material respects when made and on each of the Initial Closing Date and the Second Closing Date, respectively, (except for representations and warranties that speak as of a specific date which shall be accurate in all material respects as of such date);

(ii) all obligations, covenants and agreements of the Company required to be performed at or prior to each of the Initial Closing Date and the Second Closing Date shall have been performed;

(iii) the delivery by the Company of the items set forth in Section 2.2(a) and 2.2(b) of this Agreement;

(iv) there shall have been no Material Adverse Effect with respect to the Company since the date hereof;

(v) from the date hereof to each of the Initial Closing Date and the Second Closing Date, respectively, trading in the Common Stock shall not have been suspended by the Commission or the Company’s principal Trading Market (except for any suspension of trading of limited duration agreed to by the Company, which suspension shall be terminated prior to the Closing), and, at any time prior to the Closing Date, trading in securities generally as reported by Bloomberg L.P. shall not have been suspended or limited, or minimum prices shall not have been established on securities whose trades are reported by such service, or on any Trading Market, nor shall a banking moratorium have been declared either by the United States or New York State authorities nor shall there have occurred any material outbreak or escalation of hostilities or other national or international calamity of such magnitude in its effect on, or any material adverse change in, any financial market which, in each case, in the reasonable judgment of such Purchaser, makes it impracticable or inadvisable to purchase the Shares at the Closing;

(vi) the Shares shall have been approved for listing on the Trading Market subject to official notice of issuance;

(vii) no Law shall prohibit the consummation of the Closing;

(viii) with respect to the Initial Closing Date only, the Company receives funds in an aggregate amount of at least $72,480,800, which amount includes at least $17,395,390 from an unaffiliated Purchaser that does not currently hold Common Stock;

(ix) with respect to the Second Closing Date only, the Company receives funds in an aggregate amount of at least $52,519,200, which amount includes at least $12,604,610 from an unaffiliated Purchaser that does not currently hold Common Stock; and

(x) with respect to the Second Closing Date only, the Company shall have obtained the Stockholder Approval.

ARTICLE III.

REPRESENTATIONS AND WARRANTIES

3.1 Representations and Warranties of the Company. Except as set forth in the Disclosure Schedules, which Disclosure Schedules shall be deemed a part hereof and shall qualify any representation otherwise made herein that it expressly claims to qualify and any other representation or warranty to the extent that the relevance of the disclosed matter to that representation or warranty is readily apparent, the Company hereby makes the following representations and warranties to each Purchaser on the date hereof and on each Closing Date:

(a) Subsidiaries. All of the direct and indirect Subsidiaries of the Company are set forth on Schedule 3.1(a). The Company owns, directly or indirectly, all of the capital stock or other equity interests of each Subsidiary free and clear of any Liens, and all of the issued and outstanding shares of capital stock of each Subsidiary are validly issued and are fully paid, non-assessable and free of preemptive and similar rights to subscribe for or purchase securities. There are no outstanding options or other rights to acquire from the Company or any Subsidiary, or other obligation of the Company or any Subsidiary to issue, any capital stock of or other equity interests in, or any securities convertible into or exchangeable for any capital stock of or equity interests in, any Subsidiary. There are no outstanding obligations of the Company or any Subsidiary to repurchase, redeem or otherwise acquire any shares of capital stock or other equity interests in any Subsidiary. Other than the Subsidiaries, there are no other corporations, partnerships, joint ventures, associations or other entities in which the Company or any Subsidiary owns, of record or beneficially, any material direct or indirect equity or other interest or any right (contingent or otherwise) to acquire the same.

(b) Organization and Qualification. The Company and each of the Subsidiaries is an entity duly incorporated or otherwise organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization (as applicable), with the requisite power and authority, including all necessary governmental licenses, authorizations and permits, to own and use its properties and assets and to carry on its business as currently conducted. Neither the Company nor any Subsidiary is in violation or default of any of the provisions of its respective certificate or articles of incorporation, bylaws or other organizational or charter documents. Each of the Company and the Subsidiaries is duly qualified to conduct its business and is in good standing as a foreign corporation or other entity in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, would not have or reasonably be expected to result in a Material Adverse Effect and no Proceeding has been instituted or, to the Company’s knowledge, has been threatened by any Governmental Authority, in any such jurisdiction revoking, limiting or curtailing or seeking to revoke, limit or curtail such power and authority or qualification.

(c) Authorization; Enforcement. The Company has the requisite corporate power and authority to enter into and to consummate the transactions contemplated by each of the Transaction Documents and otherwise to carry out its obligations hereunder and thereunder. The execution and delivery of each of the Transaction Documents by the Company and the consummation by it of the transactions contemplated hereby and thereby have been duly authorized by all necessary action on the part of the Company and no further action is required by the Company, its Board of Directors or its stockholders in connection therewith other than in connection with the Required Approvals. Each Transaction Document has been (or upon delivery will have been) duly executed by the Company and, when executed and delivered in accordance with the terms hereof and thereof, will constitute the valid and binding obligation of the Company enforceable against the Company in accordance with its terms except (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (iii) insofar as indemnification and contribution provisions may be limited by applicable law.

(d) No Conflicts. The execution, delivery and performance of the Transaction Documents by the Company, the issuance and sale of the Shares and the consummation by the Company of the other transactions contemplated hereby and thereby do not and will not (i) conflict with or violate any provision of the Company’s or any Subsidiary’s certificate or articles of incorporation, bylaws or other organizational or charter documents, or (ii) require any consent (other than the Stockholder Approval) or other action by any Person under, conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, result in the creation of any Lien upon any of the properties or assets of the Company or any Subsidiary, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any agreement, credit facility, debt or other instrument (evidencing a Company or Subsidiary debt or otherwise) or other understanding to which the Company or any Subsidiary is a party or by which any property or asset of the Company or any Subsidiary is bound or affected, or (iii) subject to the Required Approvals, conflict with or result in a violation of any law, rule, regulation, permit, license, order, judgment, injunction, decree or other restriction (a “Law”) of any court or governmental, administrative, regulatory or Trading Market authority to which the Company or a Subsidiary is subject (each a “Governmental Authority”) (including federal and state securities laws and regulations), or by which any property or asset of the Company or a Subsidiary is bound or affected; except in the case of each of clauses (ii) and (iii), such as would not have or reasonably be expected to result in a Material Adverse Effect.

(e) Filings, Consents and Approvals; Committee Approval. Assuming the accuracy of the Purchasers’ representations and warranties set forth in Section 3.2, the Company is not required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any Governmental Authority or other Person in connection with the execution, delivery and performance by the Company of the Transaction Documents, other than (i) filings required pursuant to Section 4.4 of this Agreement, (ii) the filing with, and the declaration of effectiveness by, the Commission of the Registration Statement, (iii) filings with the Commission pursuant to Rule 14a-6 of the Exchange Act, (iv) application(s) and notification(s) to each applicable Trading Market for the issuance and sale of the Shares and the listing of the Shares for trading or quotation, as the case may be, thereon in the time and manner required thereby, (v) the filing of Form D with the Commission and such filings as are required to be made under applicable state securities laws; and (vi) with respect to the Second Closing, the Stockholder Approval (collectively, the “Required Approvals”). A special committee of the Board of Directors has (i) determined that it is advisable and in the best interest of the Company to enter into this Agreement, (ii) approved the execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby, and (iii) resolved to recommend that the stockholders of the Company approve the transactions contemplated hereby.

(f) Issuance of the Shares. The Shares are duly authorized and, when issued and paid for in accordance with the applicable Transaction Documents, will be duly and validly issued, fully paid and nonassessable, free and clear of all Liens imposed by the Company other than restrictions on transfer provided for in the Transaction Documents. The Company has reserved from its duly authorized capital stock the maximum number of shares of Common Stock issuable pursuant to this Agreement.

(g) Capitalization. The authorized capital stock of the Company consists of 180 million shares of capital stock, classified as (i) 50 million shares of preferred stock, par value $0.01 per share, of which 25 million shares have been designated Series A Convertible Preferred Stock, (ii) 120 million shares of common stock, par value $0.01 per share, and (iii) 10 million shares of class A common stock, par value $0.01 per share. As of September 30, 2007, there were outstanding 36,254,443 shares of Common Stock, 1,452,656 warrants to subscribe for an aggregate of 1,452,656 shares of Common Stock (all of which warrants were exercisable) and employee stock options to purchase an aggregate of 3,353,279 shares of Common Stock (of which options to purchase an aggregate of 1,568,162 shares of Common Stock were exercisable). Since September 30, 2007 through the date of this Agreement, other than in connection with the issuance of shares of Common Stock pursuant to the exercise of warrants or stock options outstanding as of September 30, 2007 and employee stock options to purchase an aggregate of 15,000 shares of Common Stock granted after September 30, 2007, there has been no change in the number of outstanding shares of Common Stock or in the number of outstanding warrants or employee stock options. Except with respect to certain registration rights granted pursuant to the Stockholders’ Agreement, no Person has any right of first refusal, preemptive right, right of participation, or any similar right to participate in the transactions contemplated by the Transaction Documents. Except as described in this Section 3.1(g), as set forth in the SEC Reports, pursuant to an Equity Incentive Plan or as a result of the purchase and sale of the Shares as contemplated by this Agreement, there are no outstanding options, warrants, scrip rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities, rights or obligations convertible into or exercisable or exchangeable for, or giving any Person any right to subscribe for or acquire, any shares of Common Stock or Common Stock Equivalents, or contracts, commitments, understandings or arrangements by which the Company or any Subsidiary is or may become bound to issue additional shares of Common Stock or Common Stock Equivalents. The issuance and sale of the Shares will not obligate the Company to issue shares of Common Stock or other securities to any Person (other than the Purchasers) and will not result in a right of any holder of Company securities to adjust the exercise, conversion, exchange or reset price under any of such securities. There are no outstanding obligations of the Company or any Subsidiary to repurchase, redeem or otherwise acquire any shares of Common Stock. All of the outstanding shares of capital stock of the Company are validly issued, fully paid and nonassessable, have been issued in compliance with all federal and state securities laws, and none of such outstanding shares was issued in violation of any preemptive rights or similar rights to subscribe for or purchase securities. Except for the Required Approvals, no further approval or authorization of any stockholder, the Board of Directors of the Company or others is required for the issuance and sale of the Shares.

(h) SEC Reports; Financial Statements. Except as set forth on Schedule 3.1(h), as of the date hereof, the Company has filed all reports, schedules, forms, statements and other documents required to be filed by the Company under the Securities Act and the Exchange Act, including pursuant to Section 13(a) or 15(d) thereof, for the two years preceding the date hereof (or such shorter period that the Company was required to file such materials) (the foregoing materials, including the exhibits thereto and documents incorporated by reference therein, being collectively referred to herein as the “SEC Reports”) on a timely basis or has received a valid extension of such time of filing and has filed any such SEC Reports prior to the expiration of any such extension. As of their respective dates, the SEC Reports complied in all material respects with the requirements of the Securities Act and the Exchange Act, as applicable, and none of the SEC Reports, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The Company is not aware of any event occurring on or prior to the Closing Date (other than the transactions contemplated by the Transaction Documents) that requires the filing of a Form 8-K after the Closing. The financial statements of the Company included in the SEC Reports comply in all material respects with applicable accounting requirements and the rules and regulations of the Commission with respect thereto as in effect at the time of filing. Such financial statements have been prepared in accordance with United States generally accepted accounting principles applied on a consistent basis during the periods involved (“GAAP”), except as may be otherwise specified in such financial statements or the notes thereto and except that unaudited financial statements may not contain all footnotes required by GAAP, and fairly present in all material respects the financial position of the Company and its consolidated subsidiaries as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal, immaterial, year-end audit adjustments. All material agreements to which the Company is a party or to which the property or assets of the Company are subject are included as part of or specifically identified in the SEC Reports.

(i) Material Changes. Since the date of the latest audited financial statements included within the SEC Reports, except as specifically disclosed in a subsequent SEC Report filed prior to the date hereof or on Schedule 3.1(i), (i) there has been no event, occurrence or development that has had or that could reasonably be expected to result in a Material Adverse Effect, (ii) the Company has not incurred any liabilities (contingent or otherwise) other than (A) trade payables and accrued expenses incurred in the ordinary course of business consistent with past practice and (B) liabilities not required to be reflected in the Company’s financial statements pursuant to GAAP or disclosed in filings made with the Commission, (iii) the Company has not altered its method of accounting, (iv) the Company has not declared or made any dividend or distribution of cash or other property to its stockholders or purchased, redeemed or made any agreements to purchase or redeem any shares of its capital stock and (v) the Company has not issued any equity securities, except pursuant to an Equity Incentive Plan (vi) the Company has not made any amendment to its certificate of incorporation or bylaws (whether by merger, consolidation or otherwise), (viii) neither the Company nor any Subsidiary has entered into any settlement, or offer or proposal to settle, (x) any material Proceeding involving or against the Company or any Subsidiary, (y) any stockholder litigation or dispute against the Company or any of its officers or directors or (z) any Proceeding or dispute that relates to the transactions contemplated by the Transaction Documents. The Company does not have pending before the Commission any request for confidential treatment of information.

(j) Litigation. There is no Proceeding pending or, to the knowledge of the Company, threatened against or affecting the Company, any Subsidiary or any of their respective properties before or by any court, arbitrator, or other Governmental Authority (collectively, an “Action”) which (i) adversely affects or challenges the legality, validity or enforceability of any of the Transaction Documents or the Shares or (ii) could, if there were an unfavorable decision, have or reasonably be expected to result in a Material Adverse Effect. Neither the Company nor any Subsidiary, nor any director or executive officer thereof, is or has been the subject of any Action involving a claim of violation of or liability under federal or state securities laws or a claim of breach of fiduciary duty. There has not been, and to the knowledge of the Company, there is not pending or contemplated, any investigation by the Commission involving the Company or any current or former director or executive officer of the Company. The Commission has not issued any stop order or other order suspending the effectiveness of any registration statement filed by the Company or any Subsidiary under the Exchange Act or the Securities Act.

(k) Labor Relations. No material labor dispute exists or, to the knowledge of the Company, is imminent with respect to any of the employees of the Company which could reasonably be expected to result in a Material Adverse Effect. None of the Company’s or its Subsidiaries’ employees is a member of a union that relates to such employee’s relationship with the Company, and neither the Company or any of its Subsidiaries is a party to a collective bargaining agreement, and the Company and its Subsidiaries believe that their relationships with their employees are good. No executive officer, to the knowledge of the Company, is, or is now expected to be, in violation of any material term of any employment contract, confidentiality, disclosure or proprietary information agreement or non-competition agreement, or any other contract or agreement or any restrictive covenant, and the continued employment of each such executive officer does not subject the Company or any of its Subsidiaries to any liability with respect to any of the foregoing matters. The Company and its Subsidiaries are in compliance with all U.S. federal, state, local and foreign laws and regulations relating to employment and employment practices, terms and conditions of employment and wages and hours, except where the failure to be in compliance could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(l) Compliance. Neither the Company nor any Subsidiary (i) is in default under or in violation of (and no event has occurred that has not been waived that, with notice or lapse of time or both, would result in a default by the Company or any Subsidiary under), nor has the Company or any Subsidiary received notice of a claim that it is in default under or that it is in violation of, any indenture, loan or credit agreement or any other agreement or instrument to which it is a party or by which it or any of its properties is bound (whether or not such default or violation has been waived), (ii) is in violation of any order of any court, arbitrator or Governmental Authority, or (iii) is or has been in violation of any Law, including without limitation all foreign, federal, state and local laws applicable to its business and all such laws that affect the environment, except in each case as would not have or reasonably be expected to result in a Material Adverse Effect.

(m) Regulatory Permits. The Company and the Subsidiaries possess all certificates, authorizations and permits issued by the appropriate Governmental Authorities necessary to conduct their respective businesses as described in the SEC Reports, except where the failure to possess such permits could not have or reasonably be expected to result in a Material Adverse Effect (“Material Permits”), and neither the Company nor any Subsidiary has received any notice of proceedings relating to the revocation or modification of any Material Permit.

(n) Title to Assets. The Company and the Subsidiaries have good and marketable title in all personal property owned by them that is material to the business of the Company and the Subsidiaries, in each case free and clear of all Liens, except for Liens (i) that do not materially affect the value of such property and (ii) that do not materially interfere with the use made and proposed to be made of such property by the Company and the Subsidiaries and Liens for the payment of federal, state or other taxes, the payment of which is neither delinquent nor subject to penalties. Any real property and facilities held under lease by the Company and the Subsidiaries are held by them under valid, subsisting and enforceable leases with which the Company and the Subsidiaries are in compliance in all material respects. Neither the Company nor any Subsidiary owns any real property.

(o) Insurance. The Company and the Subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are customary in the businesses in which the Company and the Subsidiaries are engaged. Neither the Company nor any Subsidiary has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business without a significant increase in cost.

(p) Transactions With Affiliates and Employees. Except as set forth in the SEC Reports or pursuant to the Transaction Documents, none of the executive officers or directors of the Company and, to the knowledge of the Company, none of the employees of the Company is presently a party to any transaction with the Company or any Subsidiary (other than for services as employees, executive officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any executive officer, director or such employee or, to the knowledge of the Company, any entity in which any officer, director, or any such employee has a substantial interest or is an officer, director, trustee or partner, in each case in excess of $120,000 other than for (i) payment of salary or consulting fees for services rendered, (ii) reimbursement for expenses incurred on behalf of the Company and (iii) other employee benefits, including stock option agreements and restricted stock unit agreements under any Equity Incentive Plan.

(q) Sarbanes-Oxley; Internal Accounting Controls. The Company is in material compliance with all provisions of the Sarbanes-Oxley Act of 2002 that are applicable to it. The Company and the Subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management’s general or specific authorization, and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences. The Company has disclosed, based on its most recent evaluation of internal accounting controls prior to the date hereof, to the Company’s auditors and audit committee (i) all significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the Company’s ability to record, process, summarize and report financial information and (ii) any fraud, whether or not material, that involves management or other employees who have a significant role in the Company’s internal control over financial reporting. The Company has established disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) designed to ensure that information required to be disclosed by the Company in the reports that it files or submits under the Exchange Act is recorded, processed, summarized and reported, within the time periods specified in the Commission’s rules and forms. The Company’s certifying officers have evaluated the effectiveness of the Company’s disclosure controls and procedures as of the end of the period covered by the Company’s most recently filed periodic report under the Exchange Act (such date, the “Evaluation Date”). The Company presented in its most recently filed periodic report under the Exchange Act the conclusions of the certifying officers about the effectiveness of the disclosure controls and procedures based on their evaluations as of the Evaluation Date. Since the Evaluation Date, there have been no changes in the Company’s internal control over financial reporting (as such term is defined in the Exchange Act) that has materially affected the Company’s internal control over financial reporting. There are no outstanding loans or other extensions of credit made by the Company or any of its Subsidiaries to any executive officer (as defined in Rule 3b-7 under the Exchange Act) or director of the Company. The Company has not, since the enactment of the Sarbanes-Oxley Act, taken any action prohibited by Section 402 of the Sarbanes-Oxley Act.

(r) Certain Fees. Except as set forth on Schedule 3.1(r), no brokerage or finder’s fees or commissions are or will be payable by the Company to any broker, financial advisor or consultant, finder, placement agent, investment banker, bank or other Person with respect to the transactions contemplated by the

Transaction Documents. The Purchasers shall have no obligation with respect to any fees or with respect to any claims made by or on behalf of other Persons for fees of a type contemplated in this Section that may be due in connection with the transactions contemplated by the Transaction Documents.

(s) Private Placement. Assuming the accuracy of the Purchasers’ representations and warranties set forth in Section 3.2, no registration under the Securities Act is required for the offer and sale of the Shares by the Company to the Purchasers as contemplated hereby. The issuance and sale of the Shares hereunder does not contravene the rules and regulations of the Trading Market.

(t) Investment Company. The Company is not, and is not an Affiliate of, and immediately after receipt of payment for the Shares, will not be or be an Affiliate of, an “investment company” within the meaning of the Investment Company Act of 1940, as amended.

(u) Registration Rights. Except as set forth on Schedule 3.1(u), no Person has any right to cause the Company to effect the registration under the Securities Act of any securities of the Company.

(v) Listing and Maintenance Requirements. The Common Stock is registered pursuant to Section 12(b) or 12(g) of the Exchange Act, and the Company has taken no action designed to, or which to its knowledge is likely to have the effect of, terminating the registration of the Common Stock under the Exchange Act nor has the Company received any notification that the Commission is contemplating terminating such registration. The Company has not, in the 12 months preceding the date hereof, received notice from any Trading Market on which the Common Stock is or has been listed or quoted to the effect that the Company is not in compliance with the listing or maintenance requirements of such Trading Market. The Company is in compliance with all such listing and maintenance requirements and the consummation of the transactions contemplated by the Transaction Documents do not violate the Marketplace Rules of the Nasdaq Stock Market.

(w) Application of Takeover Protections. The Company and its Board of Directors have taken all necessary action, if any, in order to render inapplicable any control share acquisition, business combination, poison pill (including any distribution under a rights agreement) or other similar anti-takeover provision under the Company’s certificate or articles of incorporation, bylaws (or other organizational or charter documents) or the laws of its state of incorporation that is or could become applicable to the Purchasers as a result of the Purchasers and the Company fulfilling their obligations or exercising their rights under the Transaction Documents, including without limitation as a result of the Company’s issuance of the Shares and the Purchasers’ ownership of the Shares.

(x) Disclosure. All disclosure furnished by or on behalf of the Company to the Purchasers regarding the Company, its business and the transactions contemplated hereby, including the Disclosure Schedules to this Agreement, is true and correct and does not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading.

(y) No Integrated Offering. Assuming the accuracy of the Purchasers’ representations and warranties set forth in Section 3.2, neither the Company, nor any of its Affiliates, nor any Person acting on its or their behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would cause this offering of the Shares to be integrated or aggregated with prior offerings by the Company for purposes of the Securities Act or any applicable shareholder approval provisions of any Trading Market on which any of the securities of the Company are listed or designated.

(z) Tax Status. Except for matters that would not, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect, (i) the Company and each Subsidiary has accurately and timely filed all federal, state and foreign income and franchise tax returns, reports and declarations required by any jurisdiction to which it is subject, (ii) the Company and each Subsidiary has paid or accrued all taxes shown as due thereon, or, where payment is not due yet, has established in accordance with GAAP an adequate accrual for all material taxes through the end of the last period for which the Company and its

Subsidiaries ordinarily record items in their respective books and (iii) there is no tax deficiency in any material amount which has been asserted or threatened against the Company or any Subsidiary.

(aa) No General Solicitation. Neither the Company nor any person acting on behalf of the Company has offered or sold any of the Shares by any form of general solicitation or general advertising. The Company has offered the Shares for sale only to the Purchasers and certain other “accredited investors” within the meaning of Rule 501 under the Securities Act.

(bb) Foreign Corrupt Practices. Neither the Company, nor to the knowledge of the Company, any agent or other person acting on behalf of the Company, has (i) directly or indirectly, used any funds for unlawful contributions, gifts, entertainment or other unlawful expenses related to foreign or domestic political activity, (ii) made any unlawful payment to foreign or domestic government officials or employees or to any foreign or domestic political parties or campaigns from corporate funds, (iii) failed to disclose fully any contribution made by the Company (or made by any person acting on its behalf of which the Company is aware) which is in violation of law, or (iv) violated in any material respect any provision of the Foreign Corrupt Practices Act of 1977, as amended.

(cc) No Disagreements with Accountants. Our independent registered public accounting firm has informed us that there are no disagreements of any kind presently existing between the Company and the independent registered public accounting firm employed by the Company.

(dd) Acknowledgment Regarding Purchasers’ Purchase of Shares. The Company acknowledges and agrees that each of the Purchasers is acting solely in the capacity of an arm’s length purchaser with respect to the Transaction Documents and the transactions contemplated thereby. The Company further acknowledges that no Purchaser is acting as a financial advisor or fiduciary of the Company (or in any similar capacity) with respect to the Transaction Documents and the transactions contemplated thereby and any advice given by any Purchaser, any Affiliate thereof or any of their respective representatives or agents in connection with the Transaction Documents and the transactions contemplated thereby is merely incidental to the Purchasers’ purchase of the Shares. The Company further represents to each Purchaser that the Company’s decision to enter into this Agreement and the other Transaction Documents has been based solely on the independent evaluation of the transactions contemplated hereby by the Company and its representatives.

(ee) Regulation M Compliance. The Company has not, and to its knowledge no one acting on its behalf has, (i) taken, directly or indirectly, any action designed to cause or to result in the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of any of the Shares, (ii) sold, bid for, purchased, or, paid any compensation for soliciting purchases of, any of the Shares, or (iii) paid or agreed to pay to any Person any compensation for soliciting another to purchase any other securities of the Company, other than, in the case of clauses (ii) and (iii), compensation paid to the Placement Agent in connection with the placement of the Shares.

(ff) Form Eligibility. The Company is not an “ineligible issuer” (as defined in Rule 405 promulgated under the Securities Act) and is eligible to register the Shares for resale by the Purchasers on a registration statement on Form S-1 under the Securities Act. The Company is subject to the reporting requirements of the Exchange Act, and has filed all reports required thereby. Provided none of the Purchasers is deemed to be an underwriter with respect to any Shares, to the Company’s knowledge, there exist no facts or circumstances (including without limitation any required approvals or waivers or any circumstances that may delay or prevent the obtaining of accountant’s consents) that reasonably could be expected to prohibit or delay the preparation and filing of a registration statement on Form S-1 under the Securities Act registering the Shares for public resale as contemplated in the Registration Rights Agreement.

(gg) Equal Treatment of Purchasers. Except as set forth on Schedule 3.1(gg), the Company has not entered into any Transaction Document (including without limitation any letter agreement) with any Purchaser that amends, supplements or otherwise modifies the terms of the Transaction Documents.

3.2 Representations and Warranties of the Purchasers. Each Purchaser, for itself and for no other Purchaser, hereby represents and warrants as of the date hereof and as of the Closing Date to the Company as follows:

(a) Organization; Authority. Such Purchaser is an entity duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization with full right, corporate or partnership power and authority to enter into and to consummate the transactions contemplated by the Transaction Documents and otherwise to carry out its obligations hereunder and thereunder. The execution, delivery and performance by such Purchaser of the transactions contemplated by this Agreement have been duly authorized by all necessary corporate or similar action on the part of such Purchaser. Each Transaction Document to which it is a party has been duly executed by such Purchaser, and when delivered by such Purchaser in accordance with the terms hereof, will constitute the valid and legally binding obligation of such Purchaser, enforceable against it in accordance with its terms, except in relation to enforceability (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (iii) insofar as indemnification and contribution provisions may be limited by applicable law.

(b) Own Account. Such Purchaser understands that the Shares are “restricted securities” and have not been registered under the Securities Act or any applicable state or other securities law and is acquiring the Shares as principal for its own account and not with a view to or for distributing or reselling such Shares or any part thereof in violation of the Securities Act or any applicable state or other securities law, has no present intention of distributing any of such Shares in violation of the Securities Act or any applicable state or other securities law and has no direct or indirect arrangement or understandings with any other persons to distribute or regarding the distribution of such Shares (this representation and warranty not limiting such Purchaser’s right to sell the Shares pursuant to the Registration Statement or otherwise in compliance with applicable federal and state securities laws) in violation of the Securities Act or any applicable state or other securities law. Such Purchaser is acquiring the Shares hereunder in the ordinary course of its business.

(c) Purchaser Status. At the time such Purchaser was offered the Shares, it was, and at the date hereof it is, either: (i) an “accredited investor” as defined in Rule 501(a)(1), (a)(2), (a)(3), (a)(7) or (a)(8) under the Securities Act or (ii) a “qualified institutional buyer” as defined in Rule 144A(a) under the Securities Act. No Purchaser is required to be registered as a broker-dealer under Section 15 of the Exchange Act.

(d) Experience of Such Purchaser. Such Purchaser, either alone or together with its representatives, has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the Shares, and has so evaluated the merits and risks of such investment. Such Purchaser is able to bear the economic risk of an investment in the Shares and, at the present time, is able to afford a complete loss of such investment.

(e) General Solicitation. Such Purchaser is not purchasing the Shares as a result of any advertisement, article, notice or other communication regarding the Shares published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar or any other general solicitation or general advertisement.

(f) Short Sales and Confidentiality Prior to the Date Hereof. Other than the transaction contemplated hereunder, such Purchaser has not, nor has any Person acting on behalf of or pursuant to any understanding with such Purchaser, directly or indirectly executed any transaction, including Short Sales, in the securities of the Company during the period commencing from the time that such Purchaser first received a term sheet (written or oral) from the Company or any other Person setting forth the material terms of the transactions contemplated hereunder until the date hereof (“Discussion Time”). Notwithstanding the foregoing, in the case of a Purchaser that is a multi-managed investment vehicle whereby separate portfolio managers manage separate portions of such Purchaser’s assets and the portfolio managers have no direct knowledge of the investment decisions made by the portfolio managers managing other portions of such Purchaser’s assets, the representation set forth above shall only apply with respect to the portion of assets managed by the portfolio manager that made the investment decision to purchase the Shares covered by this Agreement.

Other than to other Persons party to this Agreement, such Purchaser has maintained the confidentiality of all disclosures made to it in connection with this transaction (including the existence and terms of this transaction).

(g) Filings, Consents and Approvals. The Purchaser is not required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other Governmental Authority or other Person in connection with the execution, delivery and performance by the Purchaser of the Transaction Documents, including without limitation that it is not required to make any filings or obtain any approvals under the Hart-Scott-Rodino Antitrust and Improvements Act of 1976, other than any filings required pursuant to Section 13 or Section 16 of the Exchange Act.

(h) Provision of Information. Such Purchaser has been afforded (i) the opportunity to ask such questions as it has deemed necessary of, and to receive answers from, representatives of the Company concerning the terms and conditions of the Shares and the finances, operations and business of the Company; and (ii) the opportunity to request such additional information which the Company possesses or can acquire without unreasonable effort or expense.

(i) Certain Fees. No brokerage or finder’s fees or commissions are or will be payable by such Purchaser to any broker, financial advisor or consultant, finder, placement agent, investment banker, bank or other Person with respect to the transactions contemplated by the Transaction Documents.

(j) Acknowledgement. Each Purchaser acknowledges that the Company has relied upon the representations and warranties of the Purchasers set forth in Section 3.2 in its determination that no registration under the Securities Act is required for the offer and sale of the Shares by the Company to the Purchasers as contemplated by this Agreement.

ARTICLE IV.

OTHER AGREEMENTS OF THE PARTIES

4.1 Transfer Restrictions.

(a) Each of the Purchasers agrees that its Shares may only be disposed of in compliance with state and federal securities laws. In connection with any transfer of Shares, other than pursuant to an effective registration statement or Rule 144, to the Company or to an Affiliate of a Purchaser, the Company may require the transferor thereof to provide to the Company an opinion of counsel selected by the transferor and reasonably acceptable to the Company, the form and substance of which opinion shall be reasonably satisfactory to the Company, to the effect that such transfer does not require registration of such transferred Shares under the Securities Act. As a condition of transfer, other than pursuant to an effective registration statement or Rule 144, any such transferee shall agree in writing to be bound by the terms of this Agreement and shall have the rights of a Purchaser under this Agreement and the Registration Rights Agreement.

(b) Each Purchaser agrees to the imprinting, so long as is required by this Section 4.1, of a legend on any of its Shares in the following form:

THESE SECURITIES HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY.

(c) Certificates evidencing the Shares shall not contain any legend (including the legend set forth in Section 4.1(b)), (i) while a registration statement (including the Registration Statement) covering the resale of such security is effective under the Securities Act, or (ii) following any sale of such Shares pursuant to Rule 144, or (iii) if such Shares are eligible for sale under Rule 144(k), or (iv) if such legend is not required under applicable requirements of the Securities Act (including judicial interpretations and pronouncements issued by the staff of the Commission). The Company shall cause its counsel to issue a legal opinion to the Transfer Agent promptly after the Effective Date if required by the Transfer Agent to effect the removal of the legend hereunder. The Company agrees that following the Effective Date or at such time as such legend is no longer required under this Section 4.1(c), it will, no later than three (3) Trading Days following the delivery by a Purchaser to the Company or the Transfer Agent of a certificate representing Shares issued with a restrictive legend (such third Trading Day, the “Legend Removal Date”), deliver or cause to be delivered to such Purchaser a certificate representing such Shares that is free from all restrictive and other legends. Notwithstanding the foregoing, the Company shall not be required to remove any legends until all Shares represented by a single certificate are no longer subject to restrictions. If only a portion of the Shares represented by any single certificate are subject to restrictions, the holder of the certificate may request, or the Company may require, that such certificate be cancelled and two new certificates be issued. One certificate shall represent, and be in the amount of, Shares not subject to restrictions and shall bear no legend and the second certificate shall represent, and be in the amount of, Shares subject to restrictions and shall bear an appropriate legend. The Company may not make any notation on its records or give instructions to the Transfer Agent that enlarge the restrictions on transfer set forth in this Section. Certificates for Shares subject to legend removal hereunder shall be transmitted by the Transfer Agent to the Purchasers by crediting the account of the Purchaser’s prime broker or custodian bank with the Depository Trust Company system.

(d) Each Purchaser, severally and not jointly with the other Purchasers, agrees that the removal of the restrictive legend from certificates representing Shares as set forth in this Section 4.1 is predicated upon the Company’s reliance that the Purchaser will sell any Shares pursuant to either the registration requirements of the Securities Act, including any applicable prospectus delivery requirements, or an exemption therefrom, and that if Shares are sold pursuant to a Registration Statement, they will be sold in compliance with the plan of distribution set forth therein.

4.2 Furnishing of Information. As long as any Purchaser owns Shares and the Company remains subject to the requirements of the Exchange Act, the Company covenants to timely file (or obtain extensions in respect thereof and file within the applicable grace period) all reports required to be filed by the Company after the date hereof pursuant to the Exchange Act. As long as any Purchaser owns Shares, if the Company is not required to file reports pursuant to the Exchange Act, it will prepare and furnish to the Purchasers and make publicly available in accordance with Rule 144(c) such information as is required for the Purchasers to sell the Shares under Rule 144. The Company further covenants that it will take such further action as any holder of Shares may reasonably request, to the extent required from time to time to enable such Person to sell such Shares without registration under the Securities Act within the requirements of the exemption provided by Rule 144.

4.3 Integration. The Company shall not sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in Section 2 of the Securities Act) that would be integrated with the offer or sale of the Shares in a manner that would require the registration under the Securities Act of the sale of the Shares to the Purchasers or that would be integrated with the offer or sale of the Shares for purposes of the rules and regulations of any Trading Market such that it would require shareholder approval prior to the closing of such other transaction unless shareholder approval is obtained before the closing of such subsequent transaction.

4.4 Securities Laws Disclosure; Publicity; Notice of Certain Events. The Company shall, by 8:30 a.m. (New York City time) on the Trading Day immediately following the date hereof, issue a Current Report on Form 8-K, disclosing the material terms of the transactions contemplated hereby and filing the Transaction Documents as exhibits thereto. The Company and each Purchaser shall consult with each other in issuing any other press releases with respect to the transactions contemplated hereby, and neither the Company nor any Purchaser shall issue any such press release or otherwise make any such public statement without the prior consent of the Company, with respect to any press release of any Purchaser, or without the prior consent of each Purchaser, with respect to any press release of the Company, which consent shall not unreasonably be withheld or delayed, except if such disclosure is required by law, in which case the disclosing party shall promptly provide the other party with prior notice of such public statement or communication. Each party hereto shall promptly notify the other parties hereof of (i) any notice or other communication from any Person alleging that the consent of such Person is or may be required in connection with the transactions contemplated by this Agreement; (ii) any material notice or other communication from any Governmental Authority in connection with the transactions contemplated by this Agreement; (iii) any actions, suits, claims, investigations or proceedings commenced or, to its knowledge, threatened against, relating to or involving or otherwise affecting the Company or any of its Subsidiaries or such Purchaser and any of its Affiliates that relate to the consummation of the transactions contemplated by this Agreement; (iv) any inaccuracy of any representation or warranty of that party contained in this Agreement at any time during the term hereof that could reasonably be expected to cause any condition set forth in Section 2.3 not to be satisfied; and (v) any failure of that party to comply with or satisfy any covenant, condition or agreement to be complied with or satisfied by it hereunder; provided, however, that the delivery of any notice pursuant to this Section shall not limit or otherwise affect the remedies available hereunder to the party receiving that notice.

4.5 Shareholder Rights Plan. No claim will be made or enforced by the Company or, with the consent of the Company, any other Person, that any Purchaser is an “Acquiring Person” under any control share acquisition, business combination, poison pill (including any distribution under a rights agreement) or similar anti-takeover plan or arrangement in effect or hereafter adopted by the Company, or that any Purchaser could be deemed to trigger the provisions of any such plan or arrangement, by virtue of receiving Shares under the Transaction Documents or under any other agreement between the Company and the Purchasers.

4.6 Use of Proceeds. The Company shall use the net proceeds from the sale of the Shares hereunder for working capital purposes and shall not use such proceeds for the satisfaction of any portion of the Company’s debt (other than payment of trade payables in the ordinary course of the Company’s business and prior practices), or to redeem any Common Stock or Common Stock Equivalents or to settle any outstanding litigation.

4.7 Stockholder Approval. The Company shall provide each stockholder entitled to vote at a special meeting of stockholders of the Company (the “Stockholder Meeting”) a proxy statement meeting the requirements of Section 14 of the Exchange Act and the related rules and regulations thereunder promulgated by the Commission (the “Proxy Statement”) soliciting each such stockholder’s affirmative vote at the Stockholder Meeting, which meeting shall be called promptly but in no event later than 90 days from the date hereof, for approval of resolutions approving the Company’s issuance of all Second Closing Securities (the “Stockholder Approval”) in accordance with the law and the rules and regulations of Nasdaq and the Delaware General Corporation Law, and the Company shall use its reasonable efforts to solicit its stockholders’ approval of such resolutions. Notwithstanding any other provision of this Agreement, no Second Closing Securities shall be issued under this Agreement to any Purchaser prior to Stockholder Approval (which, for this purpose shall not include the vote of any shares acquired by such Purchaser in the Initial Closing) except in accordance with the rules and interpretations of Nasdaq. The Company and the Purchasers shall cooperate with one another (i) in connection with the preparation of the Proxy Statement, and (ii) in taking such actions or making any such filings, furnishing information required in connection with the Proxy Statement and seeking timely to obtain any such actions, consents, approvals or waivers. The Purchasers and their counsel shall be given no less than three Trading Days to review and comment on the Proxy Statement before that document (or any amendment thereto) is filed with the Commission, and reasonable and good faith consideration shall be given to any comments made by such party and its counsel. Each of the Purchasers and the Company shall provide the other party and its counsel with (x) any comments or other communications, whether written or oral, that such party or its counsel may receive from time to time from the Commission or its staff with respect to the Proxy Statement promptly after receipt of those comments or other communications and (y) a reasonable opportunity to participate in the response to those comments and to provide comments on that response (to which reasonable and good faith consideration shall be given), including by participating in any discussions or meetings with the Commission.

4.8 Indemnification of Purchasers. Subject to the provisions of this Section 4.8(a), the Company will indemnify and hold each Purchaser and its directors, officers, shareholders, members, partners, employees and agents (and any other Persons with a functionally equivalent role of a Person holding such titles notwithstanding a lack of such title or any other title), each Person who controls such Purchaser (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), and the directors, officers, shareholders, agents, members, partners or employees (and any other Persons with a functionally equivalent role of a Person holding such titles notwithstanding a lack of such title or any other title) of such controlling persons (each, a “Purchaser Party”) harmless from any and all losses, liabilities, obligations, claims, contingencies, damages, costs and expenses, including all judgments, amounts paid in settlements, court costs and reasonable attorneys’ fees and costs of investigation that any such Purchaser Party may suffer or incur, it being understood and agreed that such losses and damages are not limited to out-of-pocket expenses (collectively “Losses”) as a result of or relating to (a) any breach of any of the representations, warranties, covenants or agreements made by the Company in this Agreement or in the other Transaction Documents or (b) any action instituted against a Purchaser, or any of them or their respective Affiliates, by any stockholder of the Company who is not an Affiliate of such Purchaser, with respect to any of the transactions contemplated by the Transaction Documents (unless such action is principally based upon any one or more of the following: (i) a breach of such Purchaser’s representations, warranties or covenants under the Transaction Documents or any agreements or understandings such Purchaser may have with any such stockholder or (ii) any violations by the Purchaser of state or federal securities laws or any conduct by such Purchaser that is determined by a final judgment of a court of competent jurisdiction to constitute fraud, gross negligence or willful misconduct; provided that, for the sake of clarity, the Company shall advance any expenses actually and reasonably incurred by or on behalf of any Purchaser Party in connection with a Proceeding promptly after receipt by the Company of a reasonably detailed invoice therefor, but the relevant Purchaser Party(ies) shall reimburse the Company for all amounts so advanced by the Company if and only to the extent that a court of competent jurisdiction shall have finally determined that the relevant Purchaser Party’s conduct constituted fraud, gross negligence or willful misconduct). If any action shall be brought against any Purchaser Party in respect of which indemnity may be sought pursuant to this Agreement, such Purchaser Party shall promptly notify the Company in writing (provided, that the failure of any Purchaser Party to give such notice shall not relieve the Company of its obligations or liabilities pursuant to this Agreement, except (and only) to the extent that such failure shall have prejudiced the Company), and the Company shall have the right to assume the defense thereof with counsel of its own choosing reasonably acceptable to the Purchaser Party if the Company acknowledges in writing its obligation to indemnify such Purchaser Party hereunder for any Losses that may result from such action. Any Purchaser Party shall have the right to employ separate counsel in any such action and participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Purchaser Party except to the extent that (i) the employment thereof has been specifically authorized by the Company in writing, (ii) the Company has failed after a reasonable period of time to acknowledge in writing its obligation to indemnify such Purchaser Party hereunder or to assume such defense and to employ counsel or (iii) in such action there is, in the reasonable opinion of such separate counsel, a material conflict on any material issue between the position of the Company and the position of such Purchaser Party, in which case the Company shall be responsible for the reasonable fees and expenses of no more than one such separate counsel. The Company will not be liable to any Purchaser Party under this Agreement (i) for any settlement by a Purchaser Party effected without the Company’s prior written consent, which shall not be unreasonably withheld or delayed, if the Company has previously acknowledged in writing its obligations to indemnify such Purchaser Party hereunder against Losses that may result from such action; or (ii) to the extent, but only to the extent that any Losses are proximately caused by (A) any Purchaser Party’s breach of any of the representations, warranties, covenants or agreements made by such Purchaser Party in this Agreement or in the other Transaction Documents, (B) any violations by the Purchaser of state or federal securities laws or (C) any conduct by such Purchaser that has been finally determined by a court of competent jurisdiction to have constituted fraud, gross negligence or willful misconduct. The Company shall obtain the prior written consent of the relevant Purchaser Party(ies)

before entering into any settlement of any third party claim if the settlement does not release the relevant Purchaser Party(ies) from all liabilities and obligations with respect to such claim or the settlement imposes injunctive or other equitable relief against the relevant Purchaser Party(ies).

4.9 Reservation of Common Stock. As of the date hereof, the Company has reserved and the Company shall continue to reserve and keep available at all times, free of preemptive rights, a sufficient number of shares of Common Stock for the purpose of enabling the Company to issue Shares pursuant to this Agreement.

4.10 Listing of Common Stock. The Company will take all action reasonably necessary to continue the listing and trading of its Common Stock on a Trading Market and will comply in all respects with the Company’s reporting, filing and other obligations under the bylaws or rules of the Trading Market. The Company shall use its reasonable best efforts to cause the Shares to be approved for listing on the Trading Market, subject to official notice of issuance, prior to the respective Closing Date.

4.11 Equal Treatment of Purchasers. No consideration shall be offered or paid to any Person to amend or consent to a waiver or modification of any provision of any of the Transaction Documents unless the same consideration is also offered to all of the parties to the Transaction Documents. For clarification purposes, this provision constitutes a separate right granted to each Purchaser by the Company and negotiated separately by each Purchaser, and is intended for the Company to treat the Purchasers as a class and shall not in any way be construed as the Purchasers acting in concert or as a group with respect to the purchase, disposition or voting of Shares or otherwise.

4.12 Short Sales and Confidentiality After The Date Hereof. Each Purchaser severally and not jointly with the other Purchasers covenants that neither it nor any Affiliate or other Person acting on its behalf or pursuant to any understanding with it will execute any Short Sales during the period commencing at the beginning of the Discussion Time and ending at the time that the transactions contemplated by this Agreement are first publicly announced as described in Section 4.4. Each Purchaser, severally and not jointly with the other Purchasers, covenants that until the later of (i) such time as the transactions contemplated by this Agreement are publicly disclosed by the Company as described in Section 4.4 and (ii) such time as any material non-public information provided to a Purchaser is disclosed or ceases to be material, such Purchaser will maintain the confidentiality of all disclosures made to it in connection with this transaction (including the existence and terms of this transaction). Each Purchaser understands and acknowledges, severally and not jointly with any other Purchaser, that the Commission currently takes the position that coverage of short sales of shares of the Common Stock “against the box” prior to the Effective Date of the Registration Statement with the Shares is a violation of Section 5 of the Securities Act, as set forth in Item 65, Section A, of the Manual of Publicly Available Telephone Interpretations, dated July 1997, compiled by the Office of Chief Counsel, Division of Corporation Finance. Notwithstanding the foregoing, no Purchaser makes any representation, warranty or covenant hereby that it will not engage in Short Sales in the securities of the Company after the time that the transactions contemplated by this Agreement are first publicly announced as described in Section 4.4. Notwithstanding the foregoing, in the case of a Purchaser that is a multi-managed investment vehicle whereby separate portfolio managers manage separate portions of such Purchaser’s assets and the portfolio managers have no direct knowledge of the investment decisions made by the portfolio managers managing other portions of such Purchaser’s assets, the covenant set forth above shall only apply with respect to the portion of assets managed by the portfolio manager that made the investment decision to purchase the Shares covered by this Agreement.

4.13 Form D; Blue Sky Filings. The Company agrees to timely file a Form D with respect to the Shares as required under Regulation D and to provide a copy thereof, promptly upon request of any Purchaser. The Company shall take such action as the Company shall reasonably determine is necessary in order to obtain an exemption for, or to qualify the Shares for, sale to the Purchasers at the Closing under applicable securities or “Blue Sky” laws of the states of the United States, and shall provide evidence of such actions promptly upon request of any Purchaser. Each Purchaser shall take all commercially reasonable actions that are reasonably requested by the Company related to, or to effectuate, the filing of a Form D or any filing required pursuant to the “Blue Sky” laws of the states of the United States which, for purposes of clarity, shall not include the payment of any fees by such Purchaser.

4.14 Investment Company. The Company shall conduct its business in a manner so that it will not become subject to the Investment Company Act of 1940, as amended.

ARTICLE V.

MISCELLANEOUS

5.1 Termination.

(a) This Agreement may be terminated by any Purchaser, as to such Purchaser’s obligations hereunder only and without any effect whatsoever on the obligations between the Company and the other Purchasers, by written notice to the other parties, if (i) the Initial Closing has not occurred on or before the date 30 Trading Days after the date of this Agreement or (ii) as described below in paragraph (b) with respect to the Second Closing; provided, however, that the right to terminate this Agreement under this Section 5.1 shall not be available to any Person whose failure to comply with its obligations under this Agreement has been the cause of or resulted in the failure of the Closing to occur on or before such time. Nothing in this Section 5.1 shall affect the right of any party to sue for any breach by the other party (or parties).

(b) A Purchaser’s obligations under this Agreement with respect to the Second Closing may be terminated by such Purchaser, without any effect whatsoever on the Company’s other obligations hereunder to such Purchaser (including without limitation Section 4.8) and without any effect whatsoever on the obligations between the Company and the other Purchasers, by written notice to the other parties if: (i) between the date hereof and the Second Closing: (A) the Company shall have breached any of its representations, warranties, covenants or obligations contained herein, which breach would result in the failure to satisfy any condition set forth in Section 2.3(b) at the time of the Second Closing and which the Company would be incapable of curing prior to the Second Closing Date or (ii) the Second Closing shall not have been consummated on or before the earlier of (A) the date that is 15 Trading Days after the date that the Company obtains the Stockholder Approval and (B) on or before the date that is 120 calendar days after the date of this Agreement.

(c) Sections 5.2, 5.3, 5.6, 5.8 and 5.9 shall survive any termination hereof pursuant to this Section 5.1.

5.2 Fees and Expenses. Except as set forth in this Section 5.2, each party shall pay the fees and expenses of its advisers, counsel, accountants and other experts, if any, and all other expenses incurred by such party incident to the negotiation, preparation, execution, delivery and performance of this Agreement. The Company shall pay (i) the reasonable out-of-pocket expenses incurred by the Purchasers (including reasonable fees and expenses of their counsel) up to $300,000 on a pro rata basis in accordance with their relative Subscription Amounts based upon reasonably detailed invoices therefor and (ii) all Transfer Agent fees, stamp taxes and other taxes and duties levied in connection with the delivery of any Shares to the Purchasers.

5.3 Entire Agreement. The Transaction Documents, together with the exhibits and schedules thereto, contain the entire understanding of the parties with respect to the subject matter hereof and thereof and supersede all prior agreements and understandings, oral or written, with respect to such matters, which the parties acknowledge have been merged into such documents, exhibits and schedules.

5.4 Notices. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of (a) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number set forth on the signature pages attached hereto prior to 5:30 p.m. (New York City time) on a Trading Day, (b) the next Trading

Day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number set forth on the signature pages attached hereto on a day that is not a Trading Day or later than 5:30 p.m. (New York City time) on any Trading Day, (c) the second Trading Day following the date of mailing, if sent by U.S. nationally recognized overnight courier service, or (d) upon actual receipt by the party to whom such notice is required to be given. The address for such notices and communications shall be as set forth on the signature pages attached hereto.

5.5 Amendments; Waivers. No provision of this Agreement may be waived or amended except in a written instrument signed, in the case of an amendment, by the Company and Purchasers holding at least 75% of the Shares then held by the Purchasers or, in the case of a waiver, by the party against whom enforcement of any such waived provision is sought; provided that (i) any amendment of any of Sections 2.2, 2.3, 3.2, 4.1, 4.2, 4.3, 4.4, 4.5, 4.8, 4.10, 4.11, 4.12, 5.1, this Section 5.5 or the amount payable by any Purchaser for its Shares can only be effected by a written instrument signed by the Company and each Purchaser and (ii) no amendment to this Agreement that treats any Purchaser disparately by its terms (as opposed to its effect) from the other Purchasers may be effected without the consent of the disparately affected Purchaser. No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of any party to exercise any right hereunder in any manner impair the exercise of any such right.

5.6 Headings. The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof.

5.7 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and permitted assigns. The Company may not assign this Agreement or any rights or obligations hereunder without the prior written consent of the Purchasers. Any Purchaser may assign any or all of its rights under this Agreement to any Person to whom such Purchaser assigns or transfers any Shares or rights to acquire Shares hereunder, provided such transferee agrees in writing to be bound, with respect to the transferred Shares and in all other respects bound to the terms of this Agreement, by the provisions of the Transaction Documents that apply to the “Purchasers.”

5.8 No Third-Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective successors and permitted assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other Person, except (i) as otherwise set forth in Section 4.8 and (ii) the Placement Agent is an intended third party beneficiary of Article III hereof.

5.9 Governing Law. All questions concerning the construction, validity, enforcement and interpretation of the Transaction Documents shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to the principles of conflicts of law thereof. Each party agrees that all legal proceedings concerning the interpretations, enforcement and defense of the transactions contemplated by this Agreement and any other Transaction Documents (whether brought against a party hereto or its respective affiliates, directors, officers, shareholders, employees or agents) shall be commenced exclusively in the state and federal courts sitting in the City of New York. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the City of New York, borough of Manhattan for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein (including with respect to the enforcement of any of the Transaction Documents), and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is improper or is an inconvenient venue for such proceeding. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof.

Nothing contained herein shall be deemed to limit in any way any right to serve process in any other manner permitted by law. The parties hereby waive all rights to a trial by jury. If any party shall commence an action or proceeding to enforce any provisions of the Transaction Documents, then the substantially prevailing party in such action or proceeding shall be reimbursed by the other party for its reasonable attorneys’ fees and other costs and expenses incurred with the investigation, preparation and prosecution of such action or proceeding.

5.10 Survival. The representations and warranties contained herein shall survive the Closing and the delivery of the Shares until the 2 year anniversary of the Closing Date. Notwithstanding the preceding sentence, any breach of representation or warranty in respect of which indemnity may be sought under this Agreement shall survive the time at which it would otherwise terminate pursuant to the preceding sentence if notice of the inaccuracy or breach thereof shall have been given in writing to the party against whom indemnity may be sought prior to such time.

5.11 Execution. This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission or by e-mail delivery of a “.pdf” format data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or “.pdf” signature page were an original thereof.

5.12 Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their commercially reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

5.13 Rescission and Withdrawal Right. Notwithstanding anything to the contrary contained in (and without limiting any similar provisions of) any of the other Transaction Documents, whenever any Purchaser exercises a right, election, demand or option under a Transaction Document and the Company does not timely perform its related obligations within the periods therein provided, then such Purchaser may rescind or withdraw, in its sole discretion from time to time upon written notice to the Company, any relevant notice, demand or election in whole or in part without prejudice to its future actions and rights.

5.14 Replacement of Shares. If any certificate or instrument evidencing any Shares is mutilated, lost, stolen or destroyed, the Company shall issue or cause to be issued in exchange and substitution for and upon cancellation thereof (in the case of mutilation), or in lieu of and substitution therefor, a new certificate or instrument, but only upon receipt of evidence reasonably satisfactory to the Company of such loss, theft or destruction. The applicant for a new certificate or instrument under such circumstances shall also pay any reasonable third-party costs (including customary indemnity) associated with the issuance of such replacement Shares.

5.15 Remedies. In addition to being entitled to exercise all rights provided herein or granted by law, including recovery of damages, each of the Purchasers and the Company will be entitled to specific performance under the Transaction Documents. The parties agree that monetary damages may not be adequate compensation for any loss incurred by reason of any breach of obligations contained in the Transaction Documents and hereby agrees to waive and not to assert in any action for specific performance of any such obligation the defense that a remedy at law would be adequate.

5.16 Payment Set Aside. To the extent that the Company makes a payment or payments to any Purchaser pursuant to any Transaction Document or a Purchaser enforces or exercises its rights thereunder, and such payment or payments or the proceeds of such enforcement or exercise or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside, recovered from, disgorged by or are required to be refunded, repaid or otherwise restored to the Company, a trustee, receiver or any other person under any law (including, without limitation, any bankruptcy law, state or federal law, common law or equitable cause of action), then to the extent of any such restoration the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such enforcement or setoff had not occurred.

5.17 Independent Nature of Purchasers’ Obligations and Rights. The obligations of each Purchaser under any Transaction Document are several and not joint with the obligations of any other Purchaser, and no Purchaser shall be responsible in any way for the performance or non-performance of the obligations of any other Purchaser under any Transaction Document or any breach of any representation or warranty of any other Purchaser under any Transaction Document. Nothing contained herein or in any other Transaction Document, and no action taken by any Purchaser pursuant thereto, shall be deemed to constitute the Purchasers as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Purchasers are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by the Transaction Documents. Each Purchaser shall be entitled to independently protect and enforce its rights, including without limitation, the rights arising out of this Agreement or out of the other Transaction Documents, and it shall not be necessary for any other Purchaser to be joined as an additional party in any proceeding for such purpose. Each Purchaser has been represented by its own separate legal counsel in their review and negotiation of the Transaction Documents. For reasons of administrative convenience only, Purchasers and their respective counsel have chosen to communicate with the Company through Company Counsel. Company Counsel does not represent any of the Purchasers but only the Company. The Company has elected to provide all Purchasers with the same terms and Transaction Documents for the convenience of the Company and not because it was required or requested to do so by the Purchasers.

5.18 Liquidated Damages. The Company’s obligations to pay any partial liquidated damages or other amounts owing under the Transaction Documents is a continuing obligation of the Company and shall not terminate until all unpaid partial liquidated damages and other amounts have been paid notwithstanding the fact that the instrument or security pursuant to which such partial liquidated damages or other amounts are due and payable shall have been canceled.

5.19 Construction. The parties agree that each of them and/or their respective counsel has reviewed and had an opportunity to revise the Transaction Documents and, therefore, the normal rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of the Transaction Documents or any amendments hereto.

(Signature Pages Follow)

SIGNATURE PAGE	Date Signed: November 12, 2007

PURCHASER: CORSAIR III FINANCIAL SERVICES CAPITAL PARTNERS, L.P.

By: Corsair III Management L.P., as General Partner

By: Corsair Capital LLC, as General Partner

/s/ AMY M. SOEDA
Signature	Second Signature (if purchasing jointly)

Amy M. Soeda, Chief Financial Officer
Printed Name	Printed Second Name

Entity Name	Entity Name

717 Fifth Ave., 24th Floor
Address	Address

New York, NY 10022
City, State and Zip Code	City, State and Zip Code

Telephone-Business	Telephone-Business

Facsimile-Business	Facsimile-Business

Tax ID # or Social Security #	Tax ID # or Social Security #

Name in which Shares should be issued:	Corsair III Financial Services Capital Partners, L.P.

Execution Version

SIGNATURE PAGE	Date Signed: November 12, 2007

PURCHASER: CORSAIR III FINANCIAL SERVICES OFFSHORE 892 PARTNERS, L.P.

By: Corsair III Management L.P., as General Partner

By: Corsair Capital LLC, as General Partner

/s/ AMY M. SOEDA
Signature	Second Signature (if purchasing jointly)

Amy M. Soeda, Chief Financial Officer
Printed Name	Printed Second Name

Entity Name	Entity Name

717 Fifth Ave., 24th Floor
Address	Address

New York, NY 10022
City, State and Zip Code	City, State and Zip Code

Telephone-Business	Telephone-Business

Facsimile-Business	Facsimile-Business

Tax ID # or Social Security #	Tax ID # or Social Security #

Name in which Shares should be issued:	Corsair III Financial Services Offshore 892 Partners, L.P.

Execution Version

SIGNATURE PAGE	Date Signed: November 12, 2007

PURCHASER: UNION SQUARE PARTNERS, L.P.

/s/ CRAIG FISHER
Signature	Second Signature (if purchasing jointly)

Craig Fisher, General Counsel
Printed Name	Printed Second Name

Union Square Partners, L.P.
Entity Name	Entity Name

230 Park Ave. South, 11th Floor
Address	Address

New York, NY 10003
City, State and Zip Code	City, State and Zip Code

Telephone-Business	Telephone-Business

Facsimile-Business	Facsimile-Business

Tax ID # or Social Security #	Tax ID # or Social Security #

Name in which Shares should be issued:	Union Square Partners, L.P.

Execution Version

SIGNATURE PAGE	Date Signed: November 12, 2007

PURCHASER: SWISS REINSURANCE COMPANY

/s/ JUERG STEIGER	/s/ CHRISTIAN HINZE
Signature	Second Signature (if purchasing jointly)

Juerg Steiger	Christian Hinze
Printed Name	Printed Second Name

Swiss Reinsurance Company	Swiss Reinsurance Company
Entity Name	Entity Name

Mythenquai 50/60	Mythenquai 50/60
Address	Address

8022 Zurich, Switzerland	8022 Zurich, Switzerland
City, State and Zip Code	City, State and Zip Code

Telephone-Business	Telephone-Business

Facsimile-Business	Facsimile-Business

Tax ID # or Social Security #	Tax ID # or Social Security #

Name in which Shares should be issued:	Swiss Reinsurance Company

Execution Version

SIGNATURE PAGE	Date Signed: November 12, 2007

PURCHASER: OZ MASTER FUND, LTD.

/s/ JOEL FRANK
Signature	Second Signature (if purchasing jointly)

Joel Frank
Printed Name	Printed Second Name

OZ Master Fund, Ltd.
Entity Name	Entity Name

c/o Goldman Sachs (Cayman) Trust, Ltd.
Harbour Centre
P.O. Box 896
Address	Address

George Town, Grand Cayman
Cayman Islands
City, State and Zip Code	City, State and Zip Code

Telephone-Business	Telephone-Business

Facsimile-Business	Facsimile-Business

Tax ID # or Social Security #	Tax ID # or Social Security #

Name in which Shares should be issued:

Execution Version

SIGNATURE PAGE	Date Signed: November 12, 2007

PURCHASER: GPC LV II LLC

/s/ JOEL FRANK
Signature	Second Signature (if purchasing jointly)

Joel Frank
Printed Name	Printed Second Name

GPC LV II LLC
Entity Name	Entity Name

c/o Corporation Service Company
2711 Centerville Road, Suite 400
Address	Address

Wilmington, DE 19808
City, State and Zip Code	City, State and Zip Code

Telephone-Business	Telephone-Business

Facsimile-Business	Facsimile-Business

Tax ID # or Social Security #	Tax ID # or Social Security #

Name in which Shares should be issued:

Execution Version

SIGNATURE PAGE	Date Signed: November 12, 2007

PURCHASER: FLEET MARITIME, INC.

/s/ JOEL FRANK
Signature	Second Signature (if purchasing jointly)

Joel Frank
Printed Name	Printed Second Name

Fleet Maritime, Inc.
Entity Name	Entity Name

c/o The International Trust Company
80 Broad Street
Address	Address

City of Monrovia
County of Monfserrado
Republic of Liberia
City, State and Zip Code	City, State and Zip Code

Telephone-Business	Telephone-Business

Facsimile-Business	Facsimile-Business

Tax ID # or Social Security #	Tax ID # or Social Security #

Name in which Shares should be issued:

Execution Version

SIGNATURE PAGE	Date Signed: November 12, 2007

PURCHASER: OZ GLOBAL SPECIAL INVESTMENTS MASTER FUND, L.P.

/s/ JOEL FRANK
Signature	Second Signature (if purchasing jointly)

Joel Frank
Printed Name	Printed Second Name

OZ Global Special Investments
Master Fund, L.P.
Entity Name	Entity Name

c/o Goldman Sachs (Cayman) Trust, Ltd.
Harbour Centre
P.O. Box 896
Address	Address

George Town, Grand Cayman
Cayman Islands
City, State and Zip Code	City, State and Zip Code

Telephone-Business	Telephone-Business

Facsimile-Business	Facsimile-Business

Tax ID # or Social Security #	Tax ID # or Social Security #

Name in which Shares should be issued:

Execution Version

SIGNATURE PAGE	Date Signed: November 12, 2007

PURCHASER: SAB CAPITAL PARTNERS, L.P.

By: SAB CAPITAL MANAGEMENT, L.P., investment manager of the Purchaser

/s/ MICHAEL J. CASEY
Signature	Second Signature (if purchasing jointly)

Michael J. Casey
Printed Name	Printed Second Name

SAB Capital Partners, L.P.
Entity Name	Entity Name

767 Fifth Avenue, 21st Floor
Address	Address

New York, NY 10153
City, State and Zip Code	City, State and Zip Code

Telephone-Business	Telephone-Business

Facsimile-Business	Facsimile-Business

Tax ID # or Social Security #	Tax ID # or Social Security #

Name in which Shares should be issued:	Goldman, Sachs & Co.

Execution Version

SIGNATURE PAGE	Date Signed: November 12, 2007

PURCHASER: SAB CAPITAL PARTNERS II, L.P.

By: SAB CAPITAL MANAGEMENT, L.P., investment manager of the Purchaser

/s/ MICHAEL J. CASEY
Signature	Second Signature (if purchasing jointly)

Michael J. Casey
Printed Name	Printed Second Name

SAB Capital Partners II, L.P.
Entity Name	Entity Name

767 Fifth Avenue, 21st Floor
Address	Address

New York, NY 10153
City, State and Zip Code	City, State and Zip Code

Telephone-Business	Telephone-Business

Facsimile-Business	Facsimile-Business

Tax ID # or Social Security #	Tax ID # or Social Security #

Name in which Shares should be issued:	Goldman, Sachs & Co.

Execution Version

SIGNATURE PAGE	Date Signed: November 12, 2007

PURCHASER: SAB OVERSEAS MASTER FUND, L.P.

By: SAB CAPITAL MANAGEMENT, L.P., investment manager of the Purchaser

/s/ MICHAEL J. CASEY
Signature	Second Signature (if purchasing jointly)

Michael J. Casey
Printed Name	Printed Second Name

SAB Overseas Master Fund, L.P.
Entity Name	Entity Name

767 Fifth Avenue, 21st Floor
Address	Address

New York, NY 10153
City, State and Zip Code	City, State and Zip Code

Telephone-Business	Telephone-Business

Facsimile-Business	Facsimile-Business

Tax ID # or Social Security #	Tax ID # or Social Security #

Name in which Shares should be issued:	Goldman, Sachs & Co.

APPENDIX B

Execution Version

REGISTRATION RIGHTS AGREEMENT

This Registration Rights Agreement (this “Agreement”) is made and entered into as of November 12, 2007, by and among NewStar Financial, Inc., a Delaware corporation (the “Company”), and the several purchasers signatory hereto (each such purchaser, together with its affiliates, a “Holder” and collectively, the “Holders”).

This Agreement is made pursuant to the Securities Purchase Agreement, dated as of the date hereof, between the Company and each Holder (the “Purchase Agreement”).

The Company and each Holder hereby agrees as follows:

1. Definitions. Capitalized terms used and not otherwise defined herein that are defined in the Purchase Agreement shall have the meanings given such terms in the Purchase Agreement. As used in this Agreement, the following terms shall have the following meanings:

“Advice” shall have the meaning set forth in Section 7(d).

“Commission” means the Securities and Exchange Commission.

“Effectiveness Date” means, with respect to the Registration Statement required to be filed under Section 2(a), the 45th calendar day following the Filing Date; provided, however, that, if the Commission reviews and has written comments to the filed Registration Statement, then the Effectiveness Date shall be the 75th calendar day following the Filing Date; provided further, however, that in the event the Company is notified by the Commission that the Registration Statement will not be reviewed or is no longer subject to further review and comments, the Effectiveness Date shall be the fifth Trading Day following the date on which the Company is so notified if such date precedes the dates required above; provided further, however, that if the Effectiveness Date falls on a Saturday, Sunday or other day on which the Commission is not open for business, then the Effectiveness Date shall be extended to the next day on which the Commission is open for business.

“Effectiveness Period” shall have the meaning set forth in Section 2(a).

“Event” shall have the meaning set forth in Section 2(b).

“Event Date” shall have the meaning set forth in Section 2(b).

“Filing Date” means, with respect to the Registration Statement required to be filed under Section 2(a), the earlier of (i) the date on which the Company is eligible to use Form S-3 for the registration of the Registrable Shares as contemplated hereby and (ii) May 1, 2008; provided further, however, that if the Filing Date falls on a Saturday, Sunday or other day on which the Commission is not open for business, then the Filing Date shall be extended to the next day on which the Commission is open for business.

“Holder” or “Holders” means the holder or holders, as the case may be, from time to time of Registrable Securities.

“Indemnified Party” shall have the meaning set forth in Section 6(c).

“Indemnifying Party” shall have the meaning set forth in Section 6(c).

“Losses” shall have the meaning set forth in Section 6(a).

“Plan of Distribution” shall have the meaning set forth in Section 2(a).

“Prospectus” means the prospectus included in a Registration Statement (including, without limitation, a prospectus that includes any information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A promulgated under the Securities Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by a Registration Statement, and all other amendments and supplements to the Prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such Prospectus.

“Public Offering’ means the sale of Registrable Securities to the public pursuant to an effective registration statement (other than a registration statement on Form S-4 or S-8 or any similar or successor form) filed under the Securities Act.

“Registering Holders” shall have the meaning set forth in Section 3(a).

“Registrable Securities” means all of (i) the Shares, (ii) any shares of Common Stock (and any shares of Common Stock issued in respect of any Common Stock Equivalents) owned by any Holder prior to the date hereof except shares of Common Stock issued in a Public Offering and (iii) any shares of Common Stock issued or issuable upon any stock split, dividend or other distribution, recapitalization or similar event with respect to any of the foregoing. Upon the sale, pursuant to a Registration Statement declared effective by the Commission or an exemption from registration under the Securities Act (such that all transfer restrictions and restrictive legends with respect thereto are removed upon the consummation of such sale), of any of the securities described in clauses (i) and (ii) of the preceding sentence, such securities shall no longer be Registrable Securities.

“Registration Statement” means any registration statement required to be filed by the Company under Section 2 or Section 3 and any additional registration statement contemplated by Section 4(c), including (in each case) the Prospectus, amendments and supplements to such registration statement or Prospectus, including pre- and post-effective amendments, all exhibits thereto, and all material incorporated by reference or deemed to be incorporated by reference in such registration statement.

“Requesting Holders” shall have the meaning set forth in Section 3(a)(ii).

“Rule 415” means Rule 415 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same purpose and effect as such Rule.

“Rule 424” means Rule 424 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same purpose and effect as such Rule.

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

“Selling Stockholder Questionnaire” shall have the meaning set forth in Section 4(a).

“Stockholders’ Agreement” means the Stockholders’ Agreement dated as of June 18, 2004 as amended by (i) the First Amendment thereto dated as of August 22, 2005 (ii) the Second Amendment thereto dated as of June 5, 2006 (iii) the Third Amendment thereto dated as of December 12, 2006 and (iv) the Fourth Amendment thereto dated as of March 26, 2007.

“Subsidiary” means, with respect to the Company, any entity in which the Company owns at least fifty-one percent (51%) of the voting control or economic interests and which is an operating subsidiary of the Company.

“Trading Day” means, with respect to the Registrable Securities, a day (i) during which trading in the Common Stock generally occurs on The Nasdaq market, or if the Common Stock is not then listed on The Nasdaq market, the principal other United States national or regional securities exchange on which the Common Stock is traded or, if the Common Stock is not listed on a United States national or regional securities exchange, on the principal other market on which the Common Stock is then traded and (ii) on which a closing sale price for the Common Stock may be obtained.

“Underwritten Offering” shall have the meaning set forth in Section 3(a).

“Underwritten Offering Maximum Offering Size” shall have the meaning set forth in Section 3(d).

2. Shelf Registration.

(a) On or prior to the Filing Date, the Company shall prepare and file with the Commission a Registration Statement covering the resale of all of the Registrable Securities for an offering to be made on a continuous basis pursuant to Rule 415. The Registration Statement shall be on Form S-3 or another appropriate form in accordance herewith and shall contain (unless otherwise directed by Holders of at least 85% of the then outstanding Registrable Securities) substantially the “Plan of Distribution” attached hereto as Annex A. Subject to the terms of this Agreement, the Company shall use its best efforts to cause a Registration Statement to be declared effective under the Securities Act as promptly as possible after the filing thereof, but in any event on or prior to the Effectiveness Date, and shall use its best efforts to keep the Registration Statement continuously effective under the Securities Act until all Registrable Securities have been sold, or may be sold without volume restrictions pursuant to Rule 144(k), as determined by the counsel to the Company pursuant to a written opinion letter to such effect, addressed and acceptable to the Transfer Agent and the affected Holders (the “Effectiveness Period”). The Company shall telephonically request effectiveness of the Registration Statement as of 4:00 p.m. New York City time on a Trading Day. The Company shall immediately notify the Holders via facsimile or by e-mail delivery of a “.pdf” format data file of the effectiveness of the Registration Statement on the same Trading Day that the Company telephonically confirms effectiveness with the Commission, which shall be the date requested for effectiveness of the Registration Statement. The Company shall, by 5:00 p.m. New York City time on the Trading Day after the Effective Date, file a final Prospectus with the Commission as required by Rule 424. Failure to so notify the Holder within 1 Trading Day of such notification of effectiveness or failure to file a final Prospectus as foresaid shall be deemed an Event under Section 2(b).

(b) If: (i) the Registration Statement is not filed on or prior to the Filing Date or has not been declared effective by the Commission by the Effectiveness Date, or (ii) the Company fails to file with the Commission a request for acceleration in accordance with Rule 461 promulgated under the Securities Act, within five Trading Days of the date that the Company is notified (orally or in writing, whichever is earlier) by the Commission that a Registration Statement will not be “reviewed” or not be subject to further review, or (iii) prior to the Effectiveness Date of a Registration Statement, the Company fails to file a pre-effective amendment and otherwise respond in writing to comments made by the Commission in respect of such Registration Statement within 10 Trading Days after the receipt of comments by or notice from the Commission that such amendment is required in order for such Registration Statement to be declared effective, or (iv) after the Effectiveness Date of a Registration Statement, such Registration Statement ceases for any reason to remain continuously effective (except with respect to lapses related to the filing of required post-effective amendments) as to all Registrable Securities included in such Registration Statement, or the Holders are otherwise not permitted to utilize the Prospectus therein to resell such Registrable Securities, for more than 30 consecutive calendar days or more than an aggregate of 65 calendar days during any 12-month period (which need not be consecutive calendar days) (excluding, for purposes of this calculation, any days during a period from any Underwritten Offering Notice Date to the earlier of

(X) the date that all Registrable Securities to be included in that Underwritten Offering have been sold therein and (Y) the date that is ninety (90) days after that Underwritten Offering Notice Date) (any such failure or breach being referred to as an “Event”, and for purposes of clause (i) the date on which such Event occurs, or for purposes of clause (ii) the date on which such five Trading Day period is exceeded, or for purposes of clause (iii) the date which such 15 Trading Day period is exceeded, or for purposes of clause (iv) the date on which such 30 or 65 calendar day period, as applicable, is exceeded being referred to as an “Event Date”), then, in addition to any other rights the Holders may have hereunder or under applicable law, on each such Event Date and on each monthly anniversary of each such Event Date (if the applicable Event shall not have been cured by such date) until the applicable Event is cured, the Company shall pay to each Holder an amount in cash, as partial liquidated damages and not as a penalty, equal to one percent (1%) of the aggregate purchase price paid by such Holder pursuant to the Purchase Agreement for any Registrable Securities then held by such Holder. The parties agree that the maximum aggregate liquidated damages payable to a Holder under this Agreement shall be seven percent (7%) of the aggregate Subscription Amount paid by such Holder pursuant to the Purchase Agreement. If the Company fails to pay any partial liquidated damages pursuant to this Section in full within ten days after the date payable, the Company will pay interest thereon at a rate of ten percent (10%) per annum (or such lesser maximum amount that is permitted to be paid by applicable law) to the Holder, accruing daily from the date such partial liquidated damages are due until such amounts, plus all such interest thereon, are paid in full. The partial liquidated damages pursuant to the terms hereof shall apply on a daily pro-rata basis for any portion of a month prior to the cure of an Event.

(c) In the event that the Company is unable for any reason to include in the Registration Statement required to be filed under Section 2(a) all of the Registrable Securities, then the Company shall use its best efforts to file and cause to be declared effective additional Registration Statements, in order to uphold its obligations under Section 2(a), as promptly as practicable. If not all Registrable Securities may be included in any one Registration Statement, then the Registrable Securities to be included shall be allocated among Holders of such Registrable Securities on a pro rata basis based on the total number of Registrable Securities held by all Holders that have not been included in a Registration Statement.

3. Underwritten Offerings.

(a) At any time after the date hereof, if the Company shall receive a written request from Holders holding more than 14% of the then outstanding Registrable Securities (such requesting persons, the “Requesting Holders”) that the Company effect an underwritten offering under the Registration Statement of all or any portion of such Requesting Holders’ Registrable Securities, then the Company shall promptly give notice (an “Underwritten Offering Notice”) of such requested registration (each such request shall be referred to herein as an “Underwritten Offering”) at least fifteen (15) Business Days prior to the anticipated filing date of the registration statement relating to such Underwritten Offering to the other Holders and thereupon shall use its best efforts to effect, as expeditiously as possible, the Underwritten Offering of:

(i) all Registrable Securities for which the Requesting Holders have requested registration under this Section 3(a), and

(ii) subject to the restrictions set forth in Section 3(d), all other Registrable Securities that any other Holders (all such Holders, together with the Requesting Stockholders, the “Registering Holders”) have requested the Company to register by request received by the Company within fifteen (15) Business Days after such Holders receive the Company’s notice of the Underwritten Offering, all to the extent necessary to permit the disposition (in accordance with the intended methods thereof as aforesaid) of the Registrable Securities in the Underwritten Offering; provided that no Holder may participate in any registration statement pursuant to this Section 3(a) unless such Holder agrees to sell their Registrable Securities to the underwriters selected as provided in Section 4(n) on the same terms and conditions as apply to the Requesting Holders; provided, however, that no such Registering Holders shall be required to make any representations or warranties in connection with any such registration other than representations and warranties as to (i) such Holder’s ownership of his, her or its

Registrable Securities to be transferred free and clear of all liens, claims, and encumbrances, (ii) such Holder’s power and authority to effect such transfer, and (iii) such matters pertaining to compliance with securities laws as may be reasonably requested; provided, further, however, that the obligation of such Holder to indemnify pursuant to any such underwriting arrangements shall be several, not joint and several, among such Holders selling Registrable Securities, and the liability of each such Holder will be in proportion thereto; and provided, further, that such liability will be limited to, the net amount received by such Holder from the sale of his or its Registrable Securities pursuant to such registration; provided that, subject to Section 3(c) hereof, the Company shall not be obligated to effect more than three Underwritten Offerings (other than short-form registrations on Form S-3 and other than such additional registrations, if applicable, to provide each Holder with the opportunity to participate in at least one Underwritten Offering and provided that no Underwritten Offering shall be made within 180 days of a prior Underwritten Offering), or any Underwritten Offering unless the aggregate gross proceeds expected to be received from the sale of the Registrable Securities requested to be included by all Registering Holders in such Underwritten Offering are at least $25 million in any Underwritten Offering.

(b) Promptly after the expiration of the fifteen (15) Business Day period referred to in Section 3(a)(ii) hereof, the Company will notify all Registering Holders of the identities of the other Registering Holders and the number of shares of Registrable Securities requested to be included therein. At any time prior to the effective date of the registration statement relating to such registration, a majority of the Requesting Holders may revoke such request without liability to any of the other Registering Holders, by providing a notice to the Company revoking such request.

(c) An Underwritten Offering shall not be deemed to have occurred if the Underwritten Offering Maximum Offering Size (as defined below) is reduced in accordance with Section 3(d) such that less than fifty percent (50%) of the Registrable Securities of the Requesting Holders sought to be included in such registration are included.

(d) If the managing underwriter of an Underwritten Offering advises the Company and the Requesting Stockholders that, in its view, the number of Registrable Securities that the Registering Holders propose to include in such registration exceeds the largest number of shares that can be sold without having an adverse effect on such offering, including the price at which such shares can be sold (the “Underwritten Offering Maximum Offering Size”), the Company shall include in such registration, up to the Underwritten Offering Maximum Offering Size all Registrable Securities requested to be included in such registration by the Registering Holders allocated pro rata among such other Registering Holders on the basis of the relative number of Registrable Securities so requested to be included in such registration by each.

4. Registration Procedures

In connection with the Company’s registration obligations hereunder, the Company shall:

(a) Not less than five Trading Days prior to the filing of any Registration Statement and not less than two Trading Days prior to the filing of any related Prospectus or any amendment or supplement thereto, the Company shall, (i) furnish to each Holder copies of all such documents proposed to be filed, which documents (other than those incorporated or deemed to be incorporated by reference, including without limitation quarterly, annual or current reports of the Company filed as post-effective amendments to the Registration Statement if the Company is not eligible to incorporate those documents by reference into the Registration Statement) will be subject to the review of such Holders, and (ii) cause its officers and directors, counsel and independent certified public accountants to respond to such inquiries as shall be necessary, in the reasonable opinion of respective counsel to each Holder, to conduct a reasonable investigation within the meaning of the Securities Act. The Company shall not file a Registration Statement or any such Prospectus or any amendments or supplements thereto to which the Holders of 85% of the Registrable Securities (which Holders must include OZ Management, L.L.C. while such entity holds Registrable Securities) shall reasonably object in good faith, provided that the Company is notified of such objection in writing no later than five Trading Days after the Holders have been so furnished copies of a Registration Statement or two Trading Days after the Holders have been so furnished copies of any related Prospectus or amendments or supplements thereto. Each Holder agrees to furnish to the Company a completed questionnaire in the form attached to this Agreement as Annex B or other form reasonably acceptable to the Company (a “Selling Stockholder Questionnaire”) not less than two Trading Days prior to the Filing Date or by the end of the third Trading Day following the date on which such Holder receives draft materials in accordance with this Section. During any periods that the Company is unable to meet its obligations hereunder with respect to the registration of the Registrable Securities because the Holders of 85% of the Registrable Securities exercise their rights under this Section to object to the filing of a Registration Statement, any liquidated damages that are accruing, at such time shall be tolled and any Event that may otherwise occur because of the exercise of such rights or such delay shall be suspended, until the Holders of 85% of the Registrable Securities no longer object to the filing of such Registration Statement (provided that such tolling shall only occur if the Company uses commercially reasonable efforts to resolve such objection). If any Holder fails to furnish its Selling Stockholder Questionnaire related to a particular Registration Statement not less than two Trading Days prior to the Filing Date or by the end of the third Trading Day following the date on which such Holder receives draft materials in accordance with this Section, any liquidated damages that are accruing, as well as any other rights of such Holder under this Agreement with regard to such Registration Statement, including without limitation, the right to include such Holder’s Registrable Securities in such Registration Statement, shall be tolled as to such Holder until such information is received by the Company; provided, however, that the Company shall use commercially reasonable efforts to include such Registrable Securities in such Registration Statement or the next most available Registration Statement as soon as possible after such information is furnished to the Company.

(b)(i) Prepare and file with the Commission such amendments, including post-effective amendments, to a Registration Statement and the Prospectus used in connection therewith as may be necessary to keep a Registration Statement continuously effective as to the applicable Registrable Securities for the Effectiveness Period and prepare and file with the Commission such additional Registration Statements in order to register for resale under the Securities Act all of the Registrable Securities; (ii) cause the related Prospectus to be amended or supplemented by any required Prospectus supplement (subject to the terms of this Agreement), and as so supplemented or amended to be filed pursuant to Rule 424; (iii) respond as promptly as reasonably possible to any comments received from the Commission with respect to a Registration Statement or any amendment thereto and provide as promptly as reasonably possible to the Holders true and complete copies of all correspondence from and to the Commission relating to a Registration Statement (provided that the Company may excise any information contained therein which would constitute material non-public information as to any Holder which has not executed a confidentiality agreement with the Company); and (iv) comply in all material respects with the provisions of the Securities Act and the Exchange Act with respect to the disposition of all Registrable Securities covered by a Registration Statement during the applicable period in accordance (subject to the terms of this Agreement) with the intended methods of disposition by the Holders thereof set forth in such Registration Statement as so amended or in such Prospectus as so supplemented.

(c) If during the Effectiveness Period, the number of Registrable Securities at any time exceeds 100% of the number of shares of Common Stock then registered in a Registration Statement, then the Company shall file as soon as reasonably practicable an additional Registration Statement covering the resale by the Holders of any Registrable Securities not then registered.

(d) Notify the Holders of Registrable Securities to be sold (which notice shall, pursuant to clauses (iii) through (vi) hereof, be accompanied by an instruction to suspend the use of the Prospectus until the requisite changes have been made) as promptly as reasonably possible (and, in the case of (i)(A) below, not less than one Trading Day prior to such filing, in the case of (iii) and (iv) below, not more than one Trading Day after such issuance or receipt and, in the case of (v) below, not less than three Trading Days prior to the financial statements in any Registration Statement becoming ineligible for inclusion therein) and (if requested by any such Person) confirm such notice in writing no later than one Trading Day following the day (i)(A) when a Prospectus or any Prospectus supplement or post-effective amendment to a Registration Statement is proposed to be filed; (B) when the Commission notifies the Company whether there will be a “review” of such Registration Statement and whenever the Commission comments in writing on such Registration Statement (in which case the Company shall provide true and complete copies thereof and all written responses thereto to each of the Holders that pertain to the Holders as a Selling Stockholder or to the Plan of Distribution, but not information which the Company believes would constitute material and non-public information); and (C) with respect to a Registration Statement or any post-effective amendment, when the same has become effective; (ii) of any request by the Commission or any other Federal or state governmental authority for amendments or supplements to a Registration Statement or Prospectus or for additional information; (iii) of the issuance by the Commission or any other federal or state governmental authority of any stop order suspending the effectiveness of a Registration Statement covering any or all of the Registrable Securities or the initiation of any Proceedings for that purpose; (iv) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction, or the initiation or threatening of any Proceeding for such purpose; (v) of the occurrence of any event or passage of time that makes the financial statements included in a Registration Statement ineligible for inclusion therein or any statement made in a Registration Statement or Prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or that requires any revisions to a Registration Statement, Prospectus or other documents so that, in the case of a Registration Statement or the Prospectus, as the case may be, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; and (vi) the occurrence or existence of any pending corporate development with respect to the Company that the Company believes may be material and that, in the good faith determination of the Company makes it not in the best interest of the Company to allow continued availability of a Registration Statement or Prospectus, provided that any and all of such information shall remain confidential to each Holder until such information otherwise becomes public, unless disclosure by a Holder is required by law; provided, further, that notwithstanding each Holder’s agreement to keep such information confidential, the Holders make no acknowledgement that any such information is material, non-public information.

(e) Use its best efforts to avoid the issuance of, or, if issued, obtain the withdrawal of (i) any order suspending the effectiveness of a Registration Statement, or (ii) any suspension of the qualification (or exemption from qualification) of any of the Registrable Securities for sale in any jurisdiction, at the earliest practicable moment.

(f) If requested by a Holder, furnish to such Holder, without charge (i) at least one conformed copy of each such Registration Statement and each amendment thereto, including financial statements and schedules, all documents incorporated or deemed to be incorporated therein by reference to the extent requested by such Person, and all exhibits to the extent requested by such Person (including those previously furnished or incorporated by reference) promptly after the filing of such documents with the Commission, and (ii) during the Effectiveness Period, as many copies of the Prospectus included in the Registration Statement and any amendment or supplement thereto as such Holder may reasonably request; provided, however, that the Company shall have no obligation to provide any document pursuant to this clause that is available on the Commission’s EDGAR system.

(g) Subject to the terms of this Agreement, the Company hereby consents to the use of each Prospectus and each amendment or supplement thereto by each of the selling Holders in connection with the offering and sale of the Registrable Securities covered by such Prospectus and any amendment or supplement thereto, except after the giving of any notice pursuant to Section 3(d).

(h) If NASDR Rule 2710 requires any broker-dealer to make a filing prior to executing a sale by a Holder, the Company shall, upon receipt from such Holder, or its broker-dealer, of all information not in the Company’s possession that is necessary to make such filing (i) make an issuer filing with the NASDR, Inc. Corporate Financing Department pursuant to NASDR Rule 2710(b)(10), (ii) respond within five Trading

Days to any comments received from NASDR in connection therewith, and (iii) pay the filing fee required in connection therewith.

(i) Prior to any resale of Registrable Securities by a Holder, use its best efforts to register or qualify or cooperate with the selling Holders in connection with the registration or qualification (or exemption from the registration or qualification) of such Registrable Securities for the resale by the Holder under the securities or Blue Sky laws of such jurisdictions within the United States as any Holder reasonably requests in writing, to keep each registration or qualification (or exemption therefrom) effective during the Effectiveness Period and to do any and all other acts or things reasonably necessary to enable the disposition in such jurisdictions of the Registrable Securities covered by a Registration Statement; provided, that the Company shall not be required to qualify generally to do business in any jurisdiction where it is not then so qualified, subject the Company to any material tax in any such jurisdiction where it is not then so subject or file a general consent to service of process in any such jurisdiction.

(j) If requested by the Holders, cooperate with the Holders to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be delivered to a transferee pursuant to a Registration Statement, which certificates shall be free, to the extent permitted by the Purchase Agreement, of all restrictive legends, and to enable such Registrable Securities to be in such denominations and registered in such names as any such Holders may request. In connection therewith, if required by the Transfer Agent, the Company shall promptly after the effectiveness of a Registration Statement cause an opinion of counsel as to the effectiveness of the Registration Statement to be delivered to and maintained with the Transfer Agent, together with any other authorizations, certificates and directions required by the Transfer Agent, which authorize and direct the transfer agent to issue such Registrable Securities without legend upon sale by the holder of such shares of Registrable Securities under the Registration Statement.

(k) Upon the occurrence of any event contemplated by this Section 4, as promptly as reasonably possible under the circumstances taking into account the Company’s good faith assessment of any adverse consequences to the Company and its stockholders of the premature disclosure of such event, prepare a supplement or amendment, including a post-effective amendment, to a Registration Statement or a supplement to the related Prospectus or any document incorporated or deemed to be incorporated therein by reference, and file any other required document so that, as thereafter delivered, neither a Registration Statement nor Prospectus will contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. If the Company notifies and instructs the Holders in accordance with clauses (iii) through (vi) of Section 4(d) above to suspend the use of any Prospectus until the requisite changes to such Prospectus have been made, then the Holders shall suspend use of such Prospectus. The Company will use its best efforts to ensure that the use of the Prospectus may be resumed as promptly as is practicable, except that in the case of suspension of the availability of the Registration Statement and Prospectus pursuant to clause (vi) of Section 4(d), the Company shall not be required to take such action until such time as it shall determine that the continued availability of the Registration Statement and Prospectus is no longer in the best interests of the Company. The Company shall be entitled to exercise its right under this Section 4(k) to suspend the availability of a Registration Statement and Prospectus, subject to the payment of partial liquidated damages pursuant to Section 2(b), for a period not to exceed 90 calendar days (which need not be consecutive days) in any 12 month period.

(l) Comply in all material respects with all applicable rules and regulations of the Commission.

(m) The Company may require each selling Holder to furnish to the Company a certified statement as to the number of shares of Common Stock beneficially owned by such Holder and any Affiliate thereof and as to any NASD affiliations and, if required by the Commission, of any natural persons that have voting and dispositive control over the Registrable Securities. During any periods that the Company is unable to meet its obligations hereunder with respect to the registration of the Registrable Securities solely because any Holder fails to furnish such information within three Trading Days of the Company’s request, any liquidated damages that are accruing at such time as to such Holder only, as well as any other rights of such Holder under this Agreement, including without limitation, the right to include such Holder’s Registrable Securities in a Registration Statement shall be tolled and any Event that may otherwise occur solely because of such delay shall be suspended as to such Holder only, until such information is delivered to the Company; provided, however, that the Company shall use commercially reasonable efforts to include such Registrable Securities in such Registration Statement or the next most available Registration Statement as soon as possible after such information is furnished to the Company with any additional expenses incurred by the Company associated with the preparation and filing of such registration statement or statements with the Commission to be borne by such Holder or Holders.

(n) In connection with any Underwritten Offering, the following shall apply:

(i) the Company shall make reasonably available for inspection by the Registering Holders, any underwriter participating in any disposition pursuant to the Registration Statement and any attorney, accountant or other agent retained by the Registering Holders or any such underwriter, all relevant financial and other records, pertinent corporate documents and properties of the Company;

(ii) the Company shall cause its officers, directors, employees, accountants and auditors to supply all relevant information reasonably requested by the Registering Holders or any such underwriter, attorney, accountant or agent in connection with the Registration Statement, in each case, as shall be reasonably necessary to enable such persons to conduct a reasonable investigation within the meaning of Section 11 of the Securities Act;

(iii) the Company shall cause its counsel to deliver an opinion and updates thereof relating to the Registrable Securities in customary form that covers such matters customarily covered in opinions of this type addressed to such Registering Holders and the managing underwriters, if any, thereof, and dated, in the case of the initial opinion, the effective date of such Registration Statement;

(iv) the Company shall cause its officers to execute and deliver all customary documents and certificates and updates thereof requested by any underwriters of the Registrable Securities;

(v) the Company shall cause its independent public accountants to provide to the selling Registering Holders of the applicable Registrable Securities and any underwriter therefor a comfort letter in customary form and covering matters of the type customarily covered in comfort letters in connection with primary underwritten offerings, subject to receipt of appropriate documentation as contemplated, and only if permitted, by Statement of Auditing Standards No. 72;

(vi) the Company shall enter into customary agreements (including an underwriting agreement in customary form) and take such all other actions as are required in order to expedite or facilitate the disposition of such Registrable Securities in any such Public Offering, including the engagement of a “qualified independent underwriter” in connection with the qualification of the underwriting arrangements with the NASD; it being understood and agreed that Registering Holders holding a majority of Registrable Securities to be included in that Underwritten Offering shall have the right, in its sole discretion, to select an underwriter or underwriters in connection with that Underwritten Offering;

(vii) the Company shall have appropriate officers of the Company (A) prepare and make presentations at any “road shows” and before analysts and rating agencies, as the case may be, (B) take other actions to obtain ratings for any Registrable Securities and (C) otherwise cooperate as requested by the underwriters in the offering, marketing or selling of the Registrable Securities; and

(viii) neither the Company nor any Registering Holder participating in that Underwritten Offering shall effect any public sale or distribution, including any sale pursuant to Rule 144, of any Common Stock Equivalents (except as part of such Underwritten Offering) during the period beginning 14 days prior to the effective date of the applicable registration statement until the earlier of (i) such time as the Company and the lead managing underwriter shall agree and (ii) 90 days for all other offerings.

5. Registration Expenses. All fees and expenses incident to the performance of or compliance with this Agreement by the Company shall be borne by the Company whether or not any Registrable Securities are sold pursuant to a Registration Statement. The fees and expenses referred to in the foregoing sentence shall include, without limitation, all (i) registration and filing fees, and all other fees and expenses payable in connection with the listing of securities on any securities exchange or automated interdealer quotation system, (ii) fees and expenses of compliance with any securities or “blue sky” laws (including reasonable fees and disbursements of counsel in connection with “blue sky” qualifications of the securities registered), (iii) expenses in connection with the preparation, printing, mailing and delivery of any registration statements, prospectuses and other documents in connection therewith and any amendments or supplements thereto, (iv) security engraving and printing expenses, (v) internal expenses of the Company (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), (vi) reasonable fees and disbursements of counsel for the Company and customary fees and expenses for independent certified public accountants retained by the Company (including the expenses relating to any comfort letters or costs associated with the delivery by independent certified public accountants of any comfort letters to be provided pursuant to Section 4(n)(v) hereof), (vii) reasonable fees and expenses of any special experts retained by the Company in connection with such registration, (viii) reasonable fees and out-of-pocket expenses of one counsel to the Holders participating in the offering selected by the Holders holding the majority of the Registrable Securities to be sold for the account of all Stockholders in the offering, (ix) fees and expenses in connection with any review by the NASD of the underwriting arrangements or other terms of the offering, and all fees and expenses of any “qualified independent underwriter” or other independent appraiser participating in any offering pursuant to section 3 of Schedule E to the Bylaws of the NASD, including the fees and expenses of any counsel thereto, (x) fees and disbursements of underwriters customarily paid by issuers or sellers of securities, but excluding any underwriting fees, discounts and commissions attributable to the sale of Registrable Securities, (xi) costs of printing and producing any agreements among underwriters, underwriting agreements, any “blue sky” or legal investment memoranda and any selling agreements and other documents in connection with the offering, sale or delivery of the Registrable Securities, (xii) transfer agents’ and registrars’ fees and expenses and the fees and expense of any other agent or trustee appointed in connection with such offering, (xiii) expenses relating to any analyst or investor presentations or any “road shows” undertaken in connection with the registration, marketing or selling of the Registrable Securities, (xiv) fees and expenses payable in connection with any ratings of the Registrable Securities, including expenses relating to any presentations to rating agencies and (xv) all other costs and expenses incurred by the Company or its officers in connection with their compliance with Sections 2 and 3 hereof.

6. Indemnification.

(a) Indemnification by the Company. The Company shall, notwithstanding any termination of this Agreement, indemnify and hold harmless each Holder, the directors, officers, shareholders, members, partners, agents, brokers (including brokers who offer and sell Registrable Securities as principal as a result of a pledge or any failure to perform under a margin call of Common Stock), investment advisors and employees (and any other Persons with a functionally equivalent role of a Person holding such titles, notwithstanding a lack of such title or any other title) of each of them, each Person who controls any such Holder (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) and the directors, officers, directors, shareholders, members, partners, agents and employees (and any other Persons with a functionally equivalent role of a Person holding such titles, notwithstanding a lack of such title or any other title) of each such controlling Person, to the fullest extent permitted by applicable law, from and against any and all losses, claims, damages, liabilities, costs (including, without limitation, reasonable attorneys’ fees) and expenses (collectively, “Losses”), as incurred, arising out of or relating to any untrue or alleged untrue statement of a material fact contained in a Registration Statement, any Prospectus or any form of prospectus or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or relating to any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus or form of prospectus or supplement thereto, in light of the circumstances under which they were made) not misleading, except to the extent, but only to the extent, that (i) such untrue statements or omissions or alleged untrue statements or omissions are based solely upon information regarding such Holder furnished in writing to the Company by or on behalf of such Holder expressly for use therein, or to the extent that such information relates to such Holder or such Holder’s proposed method of distribution of Registrable Securities and was reviewed and expressly approved by such Holder for use in a Registration Statement, such Prospectus or such form of Prospectus or in any amendment or supplement thereto (it being understood that each Holder has approved Annex A hereto for this purpose) or (ii) in the case of an occurrence of an event of the type specified in Section 4(d)(ii)-(vi), the use by such Holder of an outdated or defective Prospectus after the Company has notified such Holder in writing that the Prospectus is outdated or defective and prior to the receipt by such Holder of the Advice contemplated in Section 7(d). The Company shall notify the Holders promptly of the institution, threat or assertion of any Proceeding of which the Company is aware arising from or in connection with the transactions contemplated by this Agreement. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of an Indemnified Party (as defined in Section 6(c)) and shall survive the transfer of the Registrable Securities by the Holders.

(b) Indemnification by Holders. Each Holder shall, severally and not jointly, indemnify and hold harmless the Company, its directors, officers, agents and employees, each Person who controls the Company (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), and the directors, officers, agents or employees of such controlling Persons, to the fullest extent permitted by applicable law, from and against all Losses, as incurred, to the extent arising out of or based solely upon: (x) such Holder’s failure to comply with the prospectus delivery requirements of the Securities Act or (y) any untrue or alleged untrue statement of a material fact contained in any Registration Statement, any Prospectus, or any form of prospectus, or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or relating to any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading (i) to the extent, but only to the extent, that such untrue statement or omission is contained in any information so furnished in writing by such Holder to the Company specifically for inclusion in such Registration Statement or such Prospectus or (ii) to the extent that such information relates to such Holder’s proposed method of distribution of Registrable Securities and was reviewed and expressly approved by such Holder expressly for use in a Registration Statement (it being understood that each Holder has approved Annex A hereto for this purpose), such Prospectus or such form of Prospectus or in any amendment or supplement thereto or (iii) in the case of an occurrence of an event of the type specified in Section 4(d)(iii)-(vi), the use by such Holder of an outdated or defective Prospectus after the Company has notified such Holder in writing that the Prospectus is outdated or defective and prior to the receipt by such Holder of the Advice contemplated in Section 7(d). In no event shall the liability of any selling Holder hereunder be greater in amount than the dollar amount of the net proceeds received by such Holder upon the sale of the Registrable Securities giving rise to such indemnification obligation.

(c) Conduct of Indemnification Proceedings. If any Proceeding shall be brought or asserted against any Person entitled to indemnity hereunder (an “Indemnified Party”), such Indemnified Party shall promptly notify the Person from whom indemnity is sought (the “Indemnifying Party”) in writing, and the Indemnifying Party shall have the right to assume the defense thereof, including the employment of counsel reasonably satisfactory to the Indemnified Party and the payment of all fees and expenses incurred in connection with the defense thereof; provided, that the failure of any Indemnified Party to give such notice shall not relieve the Indemnifying Party of its obligations or liabilities pursuant to this Agreement, except (and only) to the extent that such failure shall have prejudiced the Indemnifying Party.

An Indemnified Party shall have the right to employ separate counsel in any such Proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party or Indemnified Parties unless: (1) the Indemnifying Party has agreed in writing to pay such fees and expenses; (2) the Indemnifying Party shall have failed promptly to assume the defense of such Proceeding and to employ counsel reasonably satisfactory to such Indemnified Party in any such Proceeding; or (3) the named parties to any such Proceeding (including any impleaded parties) include both such Indemnified

Party and the Indemnifying Party, and counsel to the Indemnified Party shall reasonably believe that a material conflict of interest is likely to exist if the same counsel were to represent such Indemnified Party and the Indemnifying Party (in which case, if such Indemnified Party notifies the Indemnifying Party in writing that it elects to employ separate counsel at the expense of the Indemnifying Party, the Indemnifying Party shall not have the right to assume the defense thereof and the reasonable fees and expenses of no more than one separate counsel shall be at the expense of the Indemnifying Party). The Indemnifying Party shall not be liable for any settlement of any such Proceeding effected without its written consent, which consent shall not be unreasonably withheld or delayed. No Indemnifying Party shall, without the prior written consent of the Indemnified Party, effect any settlement of any pending Proceeding in respect of which any Indemnified Party is a party, unless such settlement includes an unconditional release of such Indemnified Party from all liability on claims that are the subject matter of such Proceeding.

Subject to the terms of this Agreement, all reasonable fees and expenses of the Indemnified Party (including reasonable fees and expenses to the extent incurred in connection with investigating or preparing to defend such Proceeding in a manner not inconsistent with this Section) shall be paid to the Indemnified Party, as incurred, within ten Trading Days of written notice thereof (such notice to include reasonable documentation of all expenses) to the Indemnifying Party, provided that the Indemnified Party shall reimburse the Indemnifying Party any such fees and expenses applicable to such actions for which such Indemnified Party is judicially determined to be not entitled to indemnification hereunder within five calendar days of such determination.

(d) Contribution. If the indemnification under Section 6(a) or 6(b) is unavailable to an Indemnified Party (by reason of public policy or otherwise) or insufficient to hold an Indemnified Party harmless for any Losses, then each Indemnifying Party shall contribute to the amount paid or payable by such Indemnified Party, in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party and Indemnified Party in connection with the actions, statements or omissions that resulted in such Losses as well as any other relevant equitable considerations. The relative fault of such Indemnifying Party and Indemnified Party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission of a material fact, has been taken or made by, or relates to information supplied by, such Indemnifying Party or Indemnified Party, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such action, statement or omission. The amount paid or payable by a party as a result of any Losses shall be deemed to include, subject to the limitations set forth in this Agreement, any reasonable attorneys’ or other reasonable fees or expenses incurred by such party in connection with any Proceeding to the extent such party would have been indemnified for such fees or expenses if the indemnification provided for in this Section was available to such party in accordance with its terms.

The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 6(d) were determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to in the immediately preceding paragraph. Notwithstanding the provisions of this Section 6(d), no Holder shall be required to contribute, in the aggregate, any amount in excess of the amount by which the proceeds actually received by such Holder from the sale of the Registrable Securities subject to the Proceeding exceeds the amount of any damages that such Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission, except in the case of fraud by such Holder.

The indemnity and contribution agreements contained in this Section are in addition to any liability that the Indemnifying Parties may have to the Indemnified Parties.

7. Miscellaneous.

(a) Remedies. In the event of a breach by the Company or by a Holder of any of their respective obligations under this Agreement, each Holder or the Company, as the case may be, in addition to being entitled to exercise all rights granted by law and under this Agreement, including recovery of damages, will, to the extent permitted by applicable law, be entitled to specific performance of its rights under this Agreement. The Company and each Holder agree that monetary damages would not provide adequate compensation for any losses incurred by reason of a breach by it of any of the provisions of this Agreement and hereby further agrees that, in the event of any action for specific performance in respect of such breach, it shall not assert or shall waive the defense that a remedy at law would be adequate.

(b) No Piggyback Registrations. Neither the Company nor any of its security holders (other than the Holders in such capacity pursuant hereto) may include securities of the Company in the Registration Statement(s) other than the Registrable Securities and shares granted certain registration rights pursuant to the Stockholders’ Agreement. Except as may be required pursuant to the Stockholders’ Agreement, the Company shall not file any other registration statements (other than on Form S-4 or Form S-8 or filed pursuant to Article V of the Stockholders’ Agreement) until the initial Registration Statement required hereunder is declared effective by the Commission, provided that this Section 7(b) shall not prohibit the Company from filing amendments to registration statements filed prior to the date of this Agreement.

(c) Compliance. Each Holder covenants and agrees that it will comply with the prospectus delivery requirements of the Securities Act as applicable to it in connection with sales of Registrable Securities pursuant to a Registration Statement and shall sell the Registrable Securities only in accordance with a method of distribution described in such Registration Statement.

(d) Discontinued Disposition. By its acquisition of Registrable Securities, each Holder agrees that, upon receipt of a notice from the Company of the occurrence of any event of the kind described in Section 4(d), such Holder will forthwith discontinue disposition of such Registrable Securities under a Registration Statement until it is advised in writing (the “Advice”) by the Company that the use of the applicable Prospectus (as it may have been supplemented or amended) may be resumed. The Company will use its best efforts to ensure that the use of the Prospectus may be resumed as promptly as it practicable. The Company agrees and acknowledges that any periods during which the Holder is required to discontinue the disposition of the Registrable Securities hereunder shall be subject to the provisions of Section 2(b).

(e) Piggyback Registrations. If at any time during the Effectiveness Period there is not an effective Registration Statement covering all of the Registrable Securities and the Company shall determine to prepare and file with the Commission a registration statement relating to an offering for its own account or the account of others under the Securities Act of any of its equity securities, other than on Form S-4 or Form S-8 (each as promulgated under the Securities Act) or their then equivalents relating to equity securities to be issued solely in connection with any acquisition of any entity or business or equity securities issuable in connection with the stock option or other employee benefit plans, then the Company shall send to each Holder a written notice of such determination and, if within 15 calendar days after the date of such notice, any such Holder shall so request in writing, the Company shall include in such registration statement all or any part of such Registrable Securities such Holder requests to be registered; provided, however, that, the Company shall not be required to register any Registrable Securities pursuant to this Section 7(e) that are eligible for resale pursuant to Rule 144(k) promulgated under the Securities Act or that are the subject of a then effective Registration Statement.

(f) Amendments and Waivers. The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, unless the same shall be in writing and signed by the Company and the Holders of at least 85% of the then outstanding Registrable Securities. If a Registration Statement does not register all of the Registrable Securities pursuant to a waiver or amendment done in compliance with the previous sentence, then the number of Registrable Securities to be registered for each Holder shall be reduced pro rata among all Holders and each Holder shall have the right to designate which of its Registrable Securities shall be omitted from such Registration Statement. Notwithstanding the foregoing, a waiver or consent to depart from the provisions hereof with respect to a matter that relates exclusively to the rights of Holders and that does not directly or indirectly affect the rights of other Holders may be given by

Holders of all of the Registrable Securities to which such waiver or consent relates; provided, however, that the provisions of this sentence may not be amended, modified, or supplemented except in accordance with the provisions of the immediately preceding sentence.

(g) Notices. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be delivered as set forth in the Purchase Agreement.

(h) Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors and permitted assigns of each of the parties and shall inure to the benefit of each Holder. The Company may not assign its rights (except by merger or otherwise by operation of law) or obligations hereunder without the prior written consent of Holders holding at least 85% of the then outstanding Registrable Securities. Each Holder may assign their respective rights hereunder in the manner and to the Persons as permitted under the Purchase Agreement.

(i) No Inconsistent Agreements. Neither the Company nor any of its Subsidiaries has entered, as of the date hereof, nor shall the Company or any of its Subsidiaries, on or after the date of this Agreement, enter into any agreement with respect to its securities, that would have the effect of impairing the rights granted to the Holders in this Agreement or otherwise conflicts with the provisions hereof. Except for rights granted pursuant to the Stockholders’ Agreement, neither the Company nor any of its subsidiaries has previously entered into any agreement granting any registration rights with respect to any of its securities to any Person that have not been satisfied in full.

(j) Execution and Counterparts. This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission or by e-mail delivery of a “.pdf” format data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or “.pdf” signature page were an original thereof.

(k) Governing Law. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be determined in accordance with the provisions of the Purchase Agreement.

(l) Cumulative Remedies. The remedies provided herein are cumulative and not exclusive of any other remedies provided by law.

(m) Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their commercially reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

(n) Headings. The headings in this Agreement are for convenience only, do not constitute a part of this Agreement, and shall not be deemed to limit or affect any of the provisions hereof.

(o) Independent Nature of Holders’ Obligations and Rights. The obligations of each Holder hereunder are several and not joint with the obligations of any other Holder hereunder, and no Holder shall be responsible in any way for the performance of the obligations of any other Holder hereunder. The decision of each Holder to purchase Shares pursuant to the Transaction Documents has been made independently of any other Holder. Nothing contained herein or in any other agreement or document delivered at any closing, and no action taken by any Holder pursuant hereto or thereto, shall be deemed to constitute the Holders as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the

Holders are in any way acting in concert with respect to such obligations or the transactions contemplated by this Agreement. Each Holder shall be entitled to protect and enforce its rights, including without limitation the rights arising out of this Agreement, and it shall not be necessary for any other Holder to be joined as an additional party in any proceeding for such purpose. The Company acknowledges that each of the Holders has been provided with the same Registration Rights Agreement for the purpose of closing a transaction with multiple Holders and not because it was required to do so by any Holder.

(Signature Pages Follow)

IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.

NEWSTAR FINANCIAL, INC.

By:	/s/ TIMOTHY J. CONWAY
Name:	Timothy J. Conway
Title:	Chairman and CEO

[SIGNATURE PAGE OF HOLDERS FOLLOWS]

[SIGNATURE PAGE OF HOLDERS TO REGISTRATION RIGHTS AGREEMENT]

Name of Holder: Corsair III Financial Services Capital Partners, L.P.

By: Corsair III Management L.P., as General Partner

By: Corsair Capital LLC, as General Partner

Signature of Authorized Signatory of Holder:	/s/ AMY M. SOEDA

Name of Authorized Signatory:	Amy M. Soeda

Title of Authorized Signatory:	Chief Financial Officer

Name of Holder: Corsair III Financial Services Offshore 892 Partners, L.P.

By: Corsair III Management L.P., as General Partner

By: Corsair Capital LLC, as General Partner

Signature of Authorized Signatory of Holder:	/s/ AMY M. SOEDA

Name of Authorized Signatory:	Amy M. Soeda

Title of Authorized Signatory:	Chief Financial Officer

[SIGNATURE PAGES CONTINUE]

[SIGNATURE PAGE OF HOLDERS TO REGISTRATION RIGHTS AGREEMENT]

Name of Holder: Union Square Partners, L.P.

Signature of Authorized Signatory of Holder:	/s/ CRAIG FISHER

Name of Authorized Signatory:	Craig Fisher

Title of Authorized Signatory:	General Counsel of Union Square Partners GP, Ltd., its ultimate general partner

[SIGNATURE PAGES CONTINUE]

[SIGNATURE PAGE OF HOLDERS TO REGISTRATION RIGHTS AGREEMENT]

Name of Holder: Swiss Reinsurance Company

Signature of Authorized Signatory of Holder:	/s/ JUERG STEIGER	/s/ CHRISTIAN HINZE

Name of Authorized Signatory:	Juerg Steiger	Christian Hinze

Title of Authorized Signatory:	Managing Director	Director

[SIGNATURE PAGES CONTINUE]

[SIGNATURE PAGE OF HOLDERS TO REGISTRATION RIGHTS AGREEMENT]

Name of Holder: OZ Master Fund, Ltd.

By: OZ Management LP, its Investment Manager

By: Och-Ziff GP LLC, its General Partner

Signature of Authorized Signatory of Holder:	/s/ JOEL FRANK

Name of Authorized Signatory:	Joel Frank

Title of Authorized Signatory:	Chief Financial Officer

Name of Holder: GPC LV II LLC

By: OZ Management LP, its Investment Manager

By: Och-Ziff GP LLC, its General Partner

Signature of Authorized Signatory of Holder:	/s/ JOEL FRANK

Name of Authorized Signatory:	Joel Frank

Title of Authorized Signatory:	Chief Financial Officer

[SIGNATURE PAGES CONTINUE]

[SIGNATURE PAGE OF HOLDERS TO REGISTRATION RIGHTS AGREEMENT]

Name of Holder: Fleet Maritime, Inc.

By: OZ Management LP, its Investment Manager

By: Och-Ziff GP LLC, its General Partner

Signature of Authorized Signatory of Holder:	/s/ JOEL FRANK

Name of Authorized Signatory:	Joel Frank

Title of Authorized Signatory:	Chief Financial Officer

Name of Holder: OZ Global Special Investments Master Fund, L.P.

By: OZ Advisors LP, its Investment Manager

By: Och-Ziff GP LLC, its General Partner

Signature of Authorized Signatory of Holder:	/s/ JOEL FRANK

Name of Authorized Signatory:	Joel Frank

Title of Authorized Signatory:	Chief Financial Officer

[SIGNATURE PAGES CONTINUE]

[SIGNATURE PAGE OF HOLDERS TO REGISTRATION RIGHTS AGREEMENT]

Name of Holder: SAB Overseas Master Fund, L.P.

Signature of Authorized Signatory of Holder:	/s/ MICHAEL J. CASEY

Name of Authorized Signatory:	Michael J. Casey

Title of Authorized Signatory:	In his capacity as Chief Operating Officer of SAB Capital Management, L.P., investment manager of the Holder

Name of Holder: SAB Capital Partners II, L.P.

Signature of Authorized Signatory of Holder:	/s/ MICHAEL J. CASEY

Name of Authorized Signatory:	Michael J. Casey

Title of Authorized Signatory:	In his capacity as Chief Operating Officer of SAB Capital Management, L.P., investment manager of the Holder

Name of Holder: SAB Capital Partners, L.P.

Signature of Authorized Signatory of Holder:	/s/ MICHAEL J. CASEY

Name of Authorized Signatory:	Michael J. Casey

Title of Authorized Signatory:	In his capacity as Chief Operating Officer of SAB Capital Management, L.P., investment manager of the Holder

NewStar Financial, Inc.

Proxy Solicited on Behalf of the Board of Directors for the Special Meeting on [•], 2008.

The undersigned stockholder of NewStar Financial, Inc. (“NewStar”), hereby appoints Timothy J. Conway and John K. Bray, or either of them, with full power of substitution, to be the attorneys and proxies of the undersigned at the Special Meeting of Stockholders of NewStar to be held at [•]a.m. on [•], 2008 at the offices of Edwards Angell Palmer & Dodge LLP, 111 Huntington Avenue, Boston, Massachusetts, or at any adjournment thereof, on the proposal contained in the Notice of the Special Meeting of Stockholders, with all powers the undersigned would possess if personally present at said meeting, or at the postponement or adjournment thereof.

You are encouraged to specify your choices by marking the appropriate boxes, SEE REVERSE SIDE, but you need not mark any boxes if you wish to vote in accordance with the Special Committee’s recommendation. The proxies cannot vote your shares unless you sign and return this card.

PLEASE VOTE, DATE AND SIGN THIS PROXY ON THE OTHER SIDE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

THIS IS YOUR PROXY. YOUR VOTE IS IMPORTANT.

(Continued, and to be signed on reverse side)

ADDRESS CHANGE / COMMENTS
NEWSTAR FINANCIAL, INC.
P.O. BOX 11455
NEW YORK, N.Y. 10203-0455

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:	KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

NEWSTAR FINANCIAL, INC.

Vote on Proposal	For	Against	Abstain

1. To approve the issuance of 5,251,920 shares of common stock to certain institutional investors pursuant to the Securities Purchase Agreement, dated November 12, 2007, among the Company and the purchasers a party thereto.

	☐	☐	☐

NOTE: Please complete, date and sign exactly as name(s) appear(s) on this proxy card and return the proxy card promptly using the enclosed envelope. When shares are held jointly, each holder must sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such, and affix corporate seal. If signer is a partnership, please sign in partnership name by authorized person.

		Yes	No

Please indicate if you plan to attend this meeting		☐	☐

Signature [PLEASE SIGN WITHIN BOX]	Date			Signature (Joint Owners)	Date